Rule 424 (b)(1)

                                                       File No. 333-28249


PRIME AIR, INC.
                           (A Delaware Corporation)
                               8598 112 Street
                  Ft. Saskatchewan, Alberta, Canada T8L 3V8

                          NOTICE OF SPECIAL MEETING
                               OF STOCKHOLDERS
                                  TO BE HELD
                              NOVEMBER 26, 1997


     To the Stockholders of Prime Air, Inc.:

      A Special Meeting of Stockholders (the "Special Meeting") of Prime Air, Inc., a Delaware corporation, ("Prime Air (Del)") will be held on November 26, 1997, at 10:00 A.M. (local time) at 223 West Jackson Boulevard, Suite 1210, Chicago, Illinois, for the following purposes:

     a. To consider and vote upon a proposal to approve a Plan and Agreement of Merger dated March 10, 1997, (the "Merger Agreement") between Prime Air (Del) and Prime Air, Inc., a Nevada corporation, ("Prime Air
          (NV)"), providing for the merger of Prime Air (Del) with and into Prime Air (NV) (the "Merger"). If the Merger Agreement is approved and the Merger becomes effective, each outstanding share of common stock of Prime Air (Del) will be converted into one share of common stock of Prime Air (NV).

     b. To transact such other business as may properly come before the meeting or any adjournment or adjournments or postponement or postponements thereof.

      Only holders of record of common stock at the close of business on September 29, 1997 are entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments or postponement or postponements thereof. A list of shareholders entitled to vote at the Special Meeting will be kept on file at the offices of Prime Air (Del) at least ten days prior to the Special Meeting and may be reviewed by any shareholder during regular business hours.

     To assure that your vote will be included, please complete, date and sign the enclosed proxy and return it promptly whether or not you plan to attend the Special Meeting. Your proxy may be revoked in the manner described in the accompanying Proxy Statement/Prospectus at any time before it has been voted at the Special Meeting.

                              By Order of the Board of Directors



October 31, 1997              By John Eberhard, Secretary



                                   PRIME AIR, INC.
                           (A Delaware Corporation)
                               8598 112 Street
                  Ft. Saskatchewan, Alberta, Canada T8L 3V8

                                    PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned hereby appoints Royle Smith and Gregory Duffy as proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Prime Air, Inc., a Delaware corporation, ("Prime Air (Del)") held of record by the undersigned on September 29, 1997, at the Special Meeting of Shareholders to be held on November 26, 1997, or any adjournment or postponement thereof.

1. Proposal to approve a Plan and Agreement of Merger dated March 10, 1997, between Prime Air (Del) and Prime Air, Inc., a Nevada corporation, ("Prime Air (NV)"), providing for the merger of Prime Air
          (Del) with and into Prime Air (NV).

          FOR                 AGAINST                       ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

          FOR                 AGAINST                       ABSTAIN

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. Please sign exactly as your name appears upon the records of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                  , 1997


Signature                           Signature (if held jointly)


Please Print Name                   Please Print Name

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY TO PRIME AIR (DEL) AT THE ADDRESS SET FORTH ON THIS PROXY.








                          PROXY STATEMENT/PROSPECTUS
                            DATED OCTOBER 31, 1997

                               PRIME AIR, INC.
                           (A Delaware Corporation)


                      Special Meeting of Stockholders
                        To be Held November 26, 1997

           7,140,213 Shares of Common Stock, Par Value $.001


      This Proxy Statement is also a Prospectus with respect to shares of Common Stock, par value $.001 per share of Prime Air, Inc., a Nevada corporation ("Prime Air (NV)") to be issued to shareholders of Prime Air, Inc., a Delaware corporation ("Prime Air (Del)") upon conversion of their shares of Prime Air
(Del) into shares of Common Stock of Prime Air (NV) on the basis of one share of Prime Air (NV) for each share of Prime Air (Del), pursuant to the Agreement and Plan of Merger (the "Merger Agreement") described herein, attached as Appendix "A." Prime Air (NV) has filed a Registration Statement with the U.S. Securities and Exchange Commission covering 7,140,213 shares of Common Stock of Prime Air
(NV), which shares represent the maximum number of shares issuable upon consummation of the merger called for by the Merger Agreement (the
"Merger").

      THIS OFFERING IS HIGHLY SPECULATIVE AND INVOLVES SPECIAL RISKS CONCERNING THE COMPANY AND ITS BUSINESS. (SEE PAGE 3, "RISK FACTORS.")

     This Proxy Statement/Prospectus is first being sent to shareholders of Prime Air (Del) on or about November 5, 1997.

     The address of both Prime Air (NV) and Prime Air (Del) is 8598 112 Street, Ft. Saskatchewan, Alberta, Canada T8L 3V8; telephone (403) 998-3400.

     No person has been authorized to give any information or make any representation concerning Prime Air (NV), Prime Air (Del), the capital stock of either company, or the Merger Agreement, other than as contained in this Proxy Statement/Prospectus. This Proxy Statement/Prospectus does not constitute an offer to sell any securities other than the registered securities to which it relates or an offer to sell the securities covered by this Proxy Statement/Prospectus in any jurisdiction where, or to any person to whom, it is unlawful to make such an offer.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Proxy Statement/Prospectus is October 31, 1997.





                            ADDITIONAL INFORMATION

      Prime Air (Del) has filed with the Securities and Exchange Commission,
450 Fifth Street, N.W., Washington, D.C. 20549, a registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock of Prime Air (NV). The Proxy Statement/Prospectus does not contain all the information set forth in the registration statement and the exhibits and schedules thereto. For further information with respect to Prime Air (NV) and the shares to be issued pursuant hereto, reference is hereby made to the registration statement and the schedules and exhibits filed as a part thereof. The Proxy Statement/Prospectus describes the material terms of exhibits referred to in the Proxy Statement/Prospectus. The registration statement, including exhibits thereto, may be inspected without charge at the Central Regional Office, 1801 California Street, Suite 4800, Denver, Colorado 80202-2648, and copies of all or any part thereof may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549 upon payment of the fees prescribed by the Commission, or from the Commission's Internet web site at http://www.sec.gov.

     The Company is a reporting company. The Company intends to deliver an annual report to security-holders which will include audited financial statements.


                              TABLE OF CONTENTS

                                                                          Page

     Introduction............................................................1

     Proxy Statement/Prospectus Summary......................................2

     Risk Factors............................................................3

     Security Ownership of Certain Beneficial Owners and Management..........4

     Item One--Approval of Agreement and Plan of Merger......................6

     Prime Air (Del).........................................................7

     Legal Matters..........................................................22

     Independent Public Accountants.........................................22

     Experts................................................................22

     Other Information......................................................22

     Index to Financial Statements..........................................23

     Financial Statements

     Appendix "A"  Plan and Agreement of Merger

     Appendix "B"  Delaware Corporation Law, Section 262, Appraisal Rights


                                 INTRODUCTION


      This Proxy Statement/Prospectus is being furnished to holders of Common Stock, par value $.001 per share (the "Common Stock"), of Prime Air (NV), in connection with the solicitation of proxies by the Board of Directors of Prime Air (Del) for use at a Special Meeting of Stockholders of Prime Air (Del) (the "Special Meeting") to be held at 223 West Jackson Boulevard, Suite 1210, Chicago, Illinois, on Noevember 26, 1997, at 10:00 A.M. (local time), and at any adjournment or adjournments or postponement or postponements thereof. This Proxy Statement/Prospectus, the enclosed Notice and the enclosed form of Proxy are being first mailed to stockholders of Prime Air (Del) on or about November 5, 1997.


Voting at the Special Meeting


      The Board of Directors of Prime Air (Del) has fixed the close of business on September 29, 1997, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding 7,140,213 shares of Common Stock.. Holders of record of Common Stock on the Record Date are entitled to cast one vote per share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Special Meeting.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock of Prime Air (Del) entitled to vote is necessary to constitute a quorum at the Special Meeting.

     The approval of at least a majority of the outstanding shares of Common Stock of Prime Air (Del) will be required to approve the Merger, and the approval of at least a majority of the shares of Common Stock voted at the Special Meeting will be required to approve all other items set forth in the Notice. The executive officers and directors (and their affiliates) of Prime Air (Del) own approximately 7.66% of the outstanding shares of Prime Air (Del). Prime Air (NV) has been informed that those executive officers and directors of Prime Air (Del) presently intend to vote in favor of the Merger. In addition, shareholders owning approximately 37.07% of the outstanding stock have indicated to management that they intend to vote for the merger. (See "Security Ownership of Certain Beneficial Owners and Management")

      THE BOARD OF DIRECTORS OF PRIME AIR (DEL) UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING.

Proxies

     All shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. If no instructions are indicated, proxies will be voted for each item set forth in the Proxy. If any other matters are properly presented to the Special Meeting for action, the persons named in the enclosed form or forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     Any proxy given pursuant to this solicitation may be revoked by the persons giving it before it is voted. Proxies may be revoked by filing with the Secretary of Prime Air (Del) written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Prime Air (Del), or by attending the Special Meeting and voting in person. Any written notice revoking a proxy should be sent to the offices of the Company.

     Prime Air (Del) will bear the cost of preparing and mailing the proxy material furnished to the shareholders in connection with the Special Meeting. The return of proxies may be solicited by mail, personal interview, telephone or telegraph by management of Prime Air (Del).

     Abstentions are considered as shares present and entitled to vote but are not counted as affirmative votes cast on a given matter. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, does not have the discretion to vote the beneficial owner's shares with respect to the proposals. Any broker or nominee "non-votes" with respect to the proposals will not be considered as shares entitled to vote on that matter and will not be considered by the inspector when counting votes on the matters.

     With regard to any vote to adjourn the meeting in the event that management wishes to continue to solicit votes to approve the transaction, proxies voting against the proposal may not be used by management to vote for adjournment pursuant to its discretionary authority.

                      PROXY STATEMENT/PROSPECTUS SUMMARY

     The following summary information is qualified in its entirety by the detailed information and financial statements appearing elsewhere herein:

The Companies

     Prime Air (Del) is the parent of a wholly owned subsidiary, Prime Air, Inc., a company incorporated under the laws of the Province of British Columbia, Canada ("Prime Air (BC)"). Prime Air (BC) has entered into a lease and operating agreement with the Village of Pemberton, British Columbia, Canada, to plan, develop, construct, manage, and operate a terminal facility at the Pemberton Airport. Prime Air (BC) has constructed the basic terminal building and proposes to offer regular, scheduled air service to Pemberton Airport to serve the nearby resort community of Whistler.

     Prime Air (NV) was incorporated by Prime Air (Del) for the purpose of changing the domicile of Prime Air (Del) to the State of Nevada. Prime Air (NV) is a wholly owned subsidiary of Prime Air (Del) and has had no activities except in relation to organization of such company and this Merger.

      The address of both Prime Air (NV) and Prime Air (Del) is 8598 112 Street, Ft. Saskatchewan, Alberta, Canada T8L 3V8. The telephone number for each is (403) 998-3400. The surviving entity, Prime Air (NV), will be governed by Nevada law. (See "Item One--Approval of Agreement and Plan of Merger-- Differences in Rights of Prime Air (Del) Shareholders as a Result of the Merger.")

Merger Agreement

      The Merger Agreement provides for Prime Air (Del) and Prime Air (NV) to merge (the "Merger"). Prime Air (NV) will be the surviving corporation and will succeed to all of the assets, liabilities, rights, and obligations of Prime Air
(Del). The Merger Agreement contains certain conditions which must be fulfilled before the parties will be obligated to consummate the Merger, including the approval of the Merger Agreement by the holders of a majority of the shares of Common Stock of Prime Air (Del).

     Upon the effectiveness of the Merger, each share of Common Stock of Prime Air (Del) will be converted into one share of Common Stock of Prime Air (NV). All outstanding warrants and options to buy the Common Stock of Prime Air (Del) will be converted into warrants or options to purchase a like number of shares of Common Stock of Prime Air (NV). Upon the effectiveness of the Merger former shareholders of Prime Air (Del) will hold the same percentage of the outstanding shares of Prime Air (NV).

     The Merger will not result in any changes in the provisions of the Articles of Incorporation of Prime Air (NV), and there will be no changes in the bylaws of Prime Air (NV).

Management and Operations After the Merger

     The current management of Prime Air (NV) is identical to the current management of Prime Air (Del) and will not be affected by the Merger. The business of Prime Air (Del), as conducted by its wholly owned subsidiary, Prime Air (BC), will continue to be the business of Prime Air (NV) without any effect of the Merger.

Federal Income Tax Consequences

     The tax advisor to Prime Air (NV) has advised that, for U.S. federal income tax purposes, the transactions contemplated by the Merger Agreement will constitute tax-free reorganizations.

Rights of Dissenting Shareholders

      The shareholders of Prime Air (Del) have the right to dissent from the Merger and, subject to certain conditions provided for under Delaware law, receive payment of the "fair value" of their Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger. On May 12, 1997, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing sale price of the Common Stock of Prime Air (Del) was $1.12 per share. Shareholders are advised that the amount to be paid to dissenters, even after determination by a court, could be more or less than $1.12 per share. The Merger Agreement conditions the obligation of Prime Air (Del) to merge on there not being more than 352,010 shares of Common Stock of Prime Air (Del) (approximately 5%) dissenting from the Merger. (See Appendix B attached hereto).

Recent Prices of Common Stock

     The Common Stock of Prime Air (Del) was traded on the NASDAQ Electronic Bulletin Board until approximately July 23, 1996, at which time management of the company requested the market makers in the stock to voluntarily suspend trading in the stock until adequate information concerning the company could be furnished to the public. At the time of the requested suspension of trading, management believed that the information about the company, which had been prepared by Mr. Paul Parshall, an officer and director of Prime Air (Del) prior to the suspension of trading, did not adequately describe the relationship between the original Utah corporation known as "Astro Enterprises, Inc." and Prime Air (Del) and that investors may have been confused about the relationship between the two entities. In addition, management learned that Mr. Parshall had entered into an injunction with the Commission in relation to another company and therefore management did not wish to have the investing public rely on any disclosure documents prepared by Mr. Parshall until a full review of such disclosure could be accomplished. Management believes that the disclosure information which was prepared following the termination of Mr. Parshall as an officer and director of the company was accurate and therefore, that a trading market could recommence. Trading on the NASDAQ Electronic Bulletin Board was recommenced on March 27, 1997, under the trading symbol "PMAR." On May 12, 1997, the last trading day prior to the announcement of the approval by the Board of Directors of the proposed Merger, the closing sale price per share of the Common Stock of Prime Air (Del) was $1.12. On November 3, 1997, the last trading day for which quotations were available prior to the mailing of this Proxy Statement/Prospectus, the closing price per share of Common Stock was $0.781.

      Little or no trading has occurred since the date trading was reestablished on March 27, 1997, and therefore management believes that no established trading market exists for the shares of Common Stock of Prime Air (Del).

Federal or State Regulatory Requirements

      Except with regard to the statutory provisions of the States of Delaware and Nevada concerning the merger of the two entities, management does not believe that there are any other federal or state approvals which must be obtained in connection with the proposed merger.


                                 RISK FACTORS

     In evaluating the Merger, Prime Air (Del) shareholders should consider the following factors and should carefully review the information contained elsewhere in this Proxy Statement/Prospectus:

   a. Additional Capital Requirements. Prime Air (BC) does not have sufficient funds to commence its principal operations. Management estimates that the company will require capitalization of approximately $1,410,000 to commence such operations for the first year. There is no assurance that Prime Air (Del) will be able to raise such funds to commence principal operations. (See "Management's Discussion and Analysis.")

  b. Limited Capitalization. Prime Air (Del) has had no income from operations to date and operations are not scheduled to begin, if at all, until the fall of 1997. (See "management's Discussion and Analysis" and "Financial Statements.")

       c. No Operating History. Prime Air (BC), the operating subsidiary of Prime Air (Del), has no operating history and has yet to produce a profit; also, Prime Air (BC) has not generated any revenues to date.
       For the six months ended  June 30, 1997, and for the years ended
       December 31, 1996 and 1995, Prime Air (Del) had net losses of ($74,593),($238,416), and ($71,266), respectively, and as of June30,
       1997, had an accumulated deficit of ($713,815). There is no assurance that it will ever be profitable. As a new enterprise, it is likely to be subject to risks management has not anticipated. Prime Air
       (BC) has limited resources and is dependent on funding from Prime Air
       (Del) to allow it to conduct operations. However, Prime Air (Del) has no operations other than raising capital through equity offerings of its common stock. Therefore, unless Prime Air (Del) is able to continue to raise funds through such equity financing, the resources of Prime Air (Del) may not be sufficient for the needs of Prime Air
       (BC), and it may have inadequate funds to finance such operations.
       (See "Prime Air (Del)," "Management's Discussion and Analysis" and "Financial Statements.")

     d. "Going Concern" Limitation. Prime Air (Del) is presently in its development stage and currently has minimal sources of revenue to provide incoming cash flows to sustain future operations. The future successful operation of the company is dependent upon its ability to obtain the financing required to complete the terminal construction and commence operation thereof on an economically viable basis. The consolidated financial statements of Prime Air (Del) have been prepared on a "going concern" basis which assumes the entity will be able to realize its assets, obtain the required financing, and discharge its liabilities and commitments in the normal course of business, of which there is no assurance. (See "Prime Air (Del)," "Management's Discussion and Analysis," and Financial
          Statements.")

     e. Start-up Business. Prime Air (BC) is in a start-up phase (development stage) and has not engaged in any operations to date. There is no certainty that Prime Air (BC) will be successful in overcoming the risks of development in order to advance beyond the start-up phase (development stage). Such start-up risks include, but are not limited to, the following: (i) no marketing professionals have been hired to implement Prime Air (BC)'s skeletal marketing plan;
          (ii) no definitive agreement has been entered into with regard to the aircraft and aircraft services needed to implement the company's business, and (iii) Prime Air (BC) has not yet obtained the necessary licenses and operating certificates. (See "Prime Air (Del)," "Management's Discussion and Analysis," and "Financial
          Statements.")

     f. Competition. Prime Air (BC) proposes to engage in a market which is highly competitive. The company will be competing with other forms of transportation to the Whistler ski resort, such as bus and other ground shuttle services, many of which services are owned by more established companies having much greater financial resources, experience, and personnel resources than Prime Air (BC). Prime Air
          (BC) has not performed any marketing studies that would indicate unsatisfied demand for its services. (See "Prime Air (Del).")

     g. Government Regulations. The air transportation industry in Canada is heavily regulated. It will be necessary that Prime Air
          (BC), or any company engaged by Prime Air (BC) to conduct the air transportation operations, obtain and maintain all necessary licenses and operating certificates. Prime Air (BC) has entered into a Memorandum of Agreement with Voyageur Airways Limited to conduct such air transportation operations. Voyageur has represented to management that it has the necessary licenses and operating certificates to conduct such operations for Prime Air (BC). However, the parties have not entered into a definitive agreement, and Prime Air (BC) has not sought its own licenses and operating certificates. Should the parties fail to reach a definitive agreement, Prime Air (BC) may experience substantial delays in finding another operating company or in obtaining its own licenses and certificates. (See "Prime Air
          (Del).")

     h. No Established Public Market for Stock. At present, no established market exists for the Common Stock of Prime Air (Del). The Common Stock of Prime Air (Del) is currently traded on the NASDAQ Electronic Bulletin Board. However, the number of shares traded is extremely limited. (See "Market Information.")

     i.  Applicability of Penny Stock Risk Disclosure Requirements.  The
Common
         Stock of Prime Air (Del) is and will be considered a"penny stock" as that term is defined in rules promulgated under the Securities

         Exchange Act of 1934, as amended.  Under these rules, broker-dealers participating in transactions in penny stocks must first deliver a

         Schedule 15G risk disclosure document which describes the risks associated with penny stocks, the broker-dealer's duties, the customer's rights and remedies, and certain market and other information, and make a suitability determination approving the customer and obtain specific written consent of the customer, and provide monthly account statements to the customer.  With all these restriction the likely effect of the designation as a penny stock will be to decrease the willingness of broker-dealers to make a market for the stock, to decrease the liquidity of the stock, and to increase the transaction cost of sales and purchases of penny stocks compared to other securities.

     j. Dividend Policy. Prime Air (Del) has never paid a cash dividend on its common stock and does not anticipate paying cash dividends on its Common Stock in the foreseeable future.  (See "Dividend
         Policy.")

     k. Market Overhang. Prime Air (Del) currently has 4,494,530 shares of its Common Stock which have not been registered with the Securities and Exchange Commission or any state securities agency and which are currently restricted pursuant to Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. All of these shares are restricted from public resale for a period of one year from the date of issuance. The sale of some or all of the restricted shares of Common Stock after such two year holding period could have a material negative impact upon the market price of the Common Stock. Of the total restricted shares, approximately 3,072,478 were believed to have satisfied the one-year holding requirement and to be available for sale pursuant to said Rule as of May 1, 1997. (See "Security Ownership of Certain Beneficial Owners and Management" and "Description of Securities.")

     l.    Criminal Indictment of Kevin Orton, CPA.  In November, 1996, a

         criminal indictment was filed in the U.S. District Court of Nevada against Michael Swan, Claudia Higgins, Keith Schwayder, and Kevin

         Orton, CPA, auditor of Prime Air, Nevada, alleging violation of racketeering, conspiracy, securities fraud, wire fraud, money laundering and aiding and abetting.  The indictment also alleges that

         Mr. Orton participated in the preparation of false and financial statements and issuing misleading and false statements in the financial statements of a public company.

                   SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

      As of July 23, 1997, management of Prime Air (Del) believes that the following persons beneficially owned in excess of 5% of the Common Stock of the company:

                        Name and Address of     Amount and Nature     Percent of
Title of Class          Beneficial Owner        of Beneficial Ownership  Class


Common Stock            Phillip Johnston               2,124,4701         29.75%
(Par Value $.001)       PMB7 Hibiscus Square Pond St.
                        Grand Turk
                        Turks and Caicos Island, BWI

                        Patricia Jarvis                522,705            7.32%
                        P.O. Box 1056
                        Renton, WA 98057

     Mr. Johnston and Ms. Jarvis have indicated to management of Prime Air
(Del) their intention to vote in favor of the Merger.


     1  Of  these  shares,   1,504,470  are  held   directly  of  record   by
Confederation Capital Corporation Ltd., and 620,000 are held directly of record by Dolphin Trading Ltd.
     The following table sets forth certain information with respect to the ownership of the common stock of Prime Air (Del) by each director and by its officers and directors as a group, as of the date of July 23, 1997:

                  Name of                             Nature of
                  Beneficial      Position with       Beneficial      Amount and
Title of Class    Owner           Prime Air (Del)     Ownership2      Percent of

Class


Common      Blaine Haug          Chairman             Direct          60,000
Stock (Par                                                            0.84%
Value $.001)

            Royle Smith          President            Direct and
                                                      Indirect3      225,000
                                                                        3.15%

          John Eberhard          Secretary and         Direct and
                                 Director              Indirect4     107,670
                                                                        1.51%

          Gregory Duffy        Treasurer               Direct and
                                                       Indirect5     154,000
                                                                        2.16%

          Officers and Directors
          as a Group (4 persons)                                     546,670
                                                                        7.66%

     2 Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.

     3 The shares beneficially owned by Mr. Smith are held directly and of record by Welcome Ford Sales Ltd., a company controlled by Mr. Smith.

     4 Of theses shares, 5,000 are beneficially owned directly and of record by Mr. Eberhard's wife, and 88,000 are held in a brokerage account controlled by Mr. Eberhard.

     5 Of the shares beneficially owned by Mr. Duffy, 10,000 are held directly and of record by his wife.


                            ITEM ONE--APPROVAL OF
                         AGREEMENT AND PLAN OF MERGER

     This section of the Proxy Statement/Prospectus provides all material terms of the Merger but does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is set forth as Appendix "A" attached hereto and incorporated herein.
     ALL SHAREHOLDERS ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY.

General Description


     The Merger Agreement provides that on the effective date of the merger (the "Effective Date"), Prime Air (Del) will be merged with and into Prime Air (NV). Prime Air (NV) will be the surviving corporation. Prime Air (Del), which will not survive the Merger, will be merged into Prime Air (NV) and all of Prime Air
(Del)'s assets, liabilities and property will become the assets, liabilities , and property of Prime Air (NV). The Articles of Incorporation of Prime Air (NV) will be unchanged and there will be no change to its bylaws. Also, the Merger Agreement provides that on the Effective Date, the current management of Prime Air (NV), which consists of the same individuals as management of Prime Air
(Del), will remain the management of the surviving entity. (See "Differences in Rights of Prime Air (Del) Shareholders as a Result of the Merger.")

Effective Date


     The effective Date is the date when the Certificate of Merger has been filed with the Delaware Secretary of State and with the Nevada Secretary of State, which will occur promptly after approval of the Merger Agreement by shareholders of both entities.

Conversion Ratio
     On the Effective Date, each share of outstanding common stock of Prime Air
(Del) will be converted into one share of Prime Air (NV).

Conditions to the Merger
      The merger agreement must be approved by holders of a majority of the outstanding shares of Prime Air (Del)

     The Merger Agreement provides that the effectiveness of the Merger is subject to the condition that shareholders of Prime Air (Del) owning not more than 5% of total outstanding shares of common stock shall exercise their rights as dissenting shareholders to the proposed merger. If shareholders owning in excess of 5% shall exercise such dissenting rights, the proposes merger will be abandoned and the Merger Agreement will not be filed either in the State of Nevada or the State of Delaware.

     If, at any time prior to the effective date of the Merger, events or circumstances occur which in the opinion of a majority of the board of directors of either constituent corporation renders it inadvisable to consummate the Merger, the Agreement of Merger will not become effective even though previously adopted by the shareholders of the corporations.

     These conditions are not waivable.

Effect of the Merger


     Consummation of the Merger and conversion of the Prime Air (Del) common stock into shares of Prime Air (NV) common stock will result in the current shareholders of Prime Air (Del) owning an equal number of shares and the same percentage ownership of Prime Air (NV).
     The Merger will not result in any changes to Prime Air (NV)'s Articles of Incorporation or bylaws concerning the rights of holders of Prime Air (Del) common stock. Outstanding options and warrants to purchase shares of Prime Air
(Del) common stock will also be converted upon the Effective Date of he Merger into options or warrants to purchase Prime Air (NV) common stock. See "ITEM ONE--APPROVAL OF AGREEMENT AND PLAN OF MERGER--Conversion of Options and Warrants."


Shareholder Approval

     The affirmative vote of the holders of a majority of the outstanding shares of Prime Air (Del) common stock is required for approval and adoption of the Merger Agreement. Prime Air (NV) is a wholly owned subsidiary of Prime Air
(Del) which has agreed to consent to the approval and adoption of the Merger Agreement immediately upon such approval and adoption by the shareholders of Prime Air (Del).

     THE BOARDS OF DIRECTORS OF BOTH PRIME AIR (DEL) AND PRIME AIR (NV) UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT.

Basis and Reason for the Merger, Recommendations

 Current management is unaware of the specific reasons why Mr. Parshall, a former officer and director of Prime Air (Del), recommended and transacted the change of domicile of the company from the state of Utah to the state of Delaware through the issuance of shares to the shareholders of the Utah corporation in a transaction which was designated by Mr. Parshall as an asset purchase of the assets of the Utah corporation, including the shareholders of the Utah corporation. Management has been informed by counsel that Mr. Parshall did not appear to follow statutory procedures in the State of Delaware or the State of Utah for changing the domicile of the company from the State of Utah to the State of Delaware. Therefore, current management wishes to register the distribution of the shares to the shareholders of the company in part to eliminate any potential violation by Mr. Parshall in failing to register the distribution of shares by Prime Air (Del) to the shareholders of the Utah corporation.

  Also, management does not feel that the added costs of maintaining the company in the State of Delaware as opposed to the lesser costs of maintaining the company in the State of Nevada justify continuing to maintain the domicile in the State of Delaware. The Delaware tax structure has established a franchise tax, based on the asset and capital structure of corporations domiciled within the state, and an income tax, which is based on taxable income of activity within the state of Delaware. The franchise tax increases as the gross assets of the company increase. Nevada has neither a franchise tax nor an income tax; only a first time incorporation fee ($175) and a yearly registration fee
($85).
While management has not conducted a full analysis of the cost savings in the State of Nevada, management believes that the change of domicile to the State of Nevada would reduce such costs and would be beneficial to the shareholders of the company. As a Delaware corporation, Prime Air (Del) would be required to pay franchise taxes of $758 based on the capitalization and gross assets of the company as of June 30, 1997, whereas, in the State of Nevada, no such taxes would be incurred. As the company increases its gross asset base, the franchise tax burden would increase. Management estimates that the costs of reincorporation to the State of Nevada will be approximately $3,500 excluding the costs of this registration statement which management estimates to be $20,000. Management believes that the costs of the reincorporation to the state of Nevada would be saved over a period of several years particularly as the gross assets of the company increases. Therefore management recommends that the shareholders vote in favor of the change of domicile. See A Differences in Rights of Prime Air (Del) Shareholders as a Result of the Merger@.


Interests of Certain Persons in the Merger

     Each of the officers and directors of Prime Air (Del) will also be an officer and/or director of Prime Air (NV) following the Merger. Each of the current shareholders of Prime Air (Del), unless such shareholder should dissent from the Merger, will be a shareholder of Prime Air (NV) owning the same number of shares of Prime Air (NV) as he, she, or it held in Prime Air (Del).

     The Merger will not constitute a change of control of Prime Air (Del). Also, there are no amounts payable to insiders as a result of the Merger.

Conversion of Warrants and Options

     On the Effective Date of the Merger, all warrants and options, if any, under which Prime Air (Del) has agreed to issue Prime Air (Del) common stock shall remain in force and effect as warrants or options to purchase Prime Air
(NV) common stock on the same terms and conditions. At May 1, 1997, there were no outstanding options or warrants to purchase shares of Prime Air (Del). On the Effective Date, any options will be converted into options to purchase a like number of shares of Prime Air (NV) common stock at the same exercise prices per share.

     Prime Air (NV) has no outstanding options or warrants to purchase shares of common stock of Prime Air (NV).

     No Prime Air (Del) and no Prime Air (NV) options will be issued prior to the consummation of the Merger.

Management of Prime Air (NV)

     The officers and directors of Prime Air (Del) are as follows:
          Name           Age  Positions           Director Since


          Blaine Haug    49   Chairman               1994
          Royle Smith    47   President              --
          John Eberhard  52   Secretary and Director 1995
          Gregory Duffy  38   Treasurer              --

     The officers and directors of the subsidiary, Prime Air (BC), are as follows:

          Name                Age       Positions    Director Since


          Blaine Haug         49   President and Director   1989
          Richard T. Shrieves 42   Secretary and Director   1992

     Set forth below is the business experience and biographical information on each of the executive officers and directors of Prime Air (Del) and Prime Air
(BC):

     BLAINE HAUG has been employed as the general manager of Prime Air (Del) since 1989. Mr. Haug currently holds an airline transport pilot license first issued in 1978 by Canada.

     ROYLE SMITH has been the president of Welcome Ford Sales Ltd., a Ford dealership located in Edmonton, Alberta, Canada, since 1981.

     JOHN EBERHARD has operated his own law practice in London, Ontario, Canada, since 1973, and is a member of the Canadian Bar Association. He is also a member of the Law Association of Upper Canada, Middlesex Law Association, Association of Transportation Practitioners (U.S.A.), Lawyer-Pilot Bar Association (U.S.A.-Canada). Mr. Eberhard graduated in 1966 with a bachelor of arts degree and in 1969 with a law degree from the University of Western Ontario.

     GREGORY DUFFY has been employed as general manager of Welcome Ford Sales Ltd. since 1991.

     RICHARD T. SHRIEVES has practiced law since 1980.

     There are no known arrangements or understandings between any of the foregoing individuals and any other person pursuant to which he or she was elected as a director.

     No remuneration was paid to the incumbent directors by the Company during 1996, except for reimbursement of out-of-pocket expenses incurred by such individuals on behalf of the Company.

     There are no arrangements known to management the effect of which would result in a change of control of Prime Air (Del), nor has such a change of control occurred during 1996.

Indemnification

     Nevada law expressly authorizes a Nevada corporation to indemnify its directors, officers, employees, and agents against liabilities arising out of such persons' conduct as directors, officers, employees, or agents if they acted in good faith, in a manner they reasonably believed to be in or not opposed to the best interests of the company, and, in the case of criminal proceedings, if they had no reasonable cause to believe their conduct was unlawful. Generally, indemnification for such persons is mandatory if such person was successful, on the merits or otherwise, in the defense of any such proceeding, or in the defense of any claim, issue, or matter in the proceeding. In addition, as provided in the articles of incorporation, bylaws, or an agreement, the corporation may pay for or reimburse the reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition if such person furnishes to the corporation an undertaking to repay such expenses if it is ultimately determined that he did not meet the requirements. In order to provide indemnification, unless ordered by a court, the corporation must determine that the person meets the requirements for indemnification. Such determination must be made by a majority of disinterested directors; by independent legal counsel; or by a majority of the shareholders.

     Article VI of the Bylaws of Prime Air (NV) provides that the corporation shall indemnify its directors, officers, agents and other persons to the full extent permitted by the laws of the State of Nevada. Insofar as indemnification for liabilities arising under the Securities Acto of 1933 (the "Act") may be permitted to directors, officers, controlling persons of Prime Air (NV) pursuant to the foregoing provisions, or otherwise, Prime Air (NV) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

      The Employment Agreements between Prime Air (Del) and Mr. Smith and Mr. Haug also contain indemnification provisions. (See _Executive
Compensation._)

Executive Compensation


     There has been no compensation awarded to, earned by, or paid to any of the executive officers of the Prime Air (NV) during the year ended December 31, 1996. Prime Air (NV) has no written employment contract with any of its officers.

          The following table sets forth the aggregate executive compensation earned by or paid to the named executive officers by any person for all services rendered in all capacities to Prime Air (Del) for the fiscal years ended December 31, 1994, 1995, and 1996:


             Long-Term Compensation


              Awards

Name and Principal Positions           Year
Restricted Stock Award(s)

Blaine Haug, Chairman                    1996                           $62,5001
                                                          1995
            --
                                                          1994
            --
Royle Smith, President              1996                           $173,4382
                                                          1995
            --
                                                          1994
             --

     1 These shares were issued to Mr. Haug as remuneration for management fees for 1996. For purposes of this table only, the valuation of the 200,000 shares of restricted stock is based upon the market value of the stock which was approximately $0.3125 on March 18, 1996, the date of the award. The value of these shares is based solely upon the closing bid price of the shares on such date. No dividends have been paid on these shares. Notwithstanding the valuation of the shares for purposes of this table, the Board of Directors valued the shares at a significant discount of the market value at the time of award based upon the limited trading volume of market shares, the relatively short operating history of the Company and the risks associated therewith, the limited cash resources of the Company, and as an incentive to retain the continued services of this party.

     2 Of these shares, 100,000 were issued to Mr. Smith on January 9, 1996, for accepting the office of Executive Vice-President; 300,000 were issued to him on January 9, 1996, for consulting fees regarding the completion of the Pemberton Airport terminal facility; 200,000 were issued to him on March 18, 1996, as remuneration for management fees for 1996; and 25,000 were issued to Welcome Ford Sales Ltd., a company controlled by him, on March 29, 1996, for administration fees rendered regarding the completion of the Pemberton Airport terminal facility. The valuation of 100,000 and the 300,000 shares of the restricted shares is based upon the market value of the stock which was approximately $0.25 on January 9, 1996, the date of the award; the valuation of 200,000 shares of the restricted shares is based upon the market value of the stock which was approximately $0.3125 on March 18, 1996, the date of the award; and the valuation of 25,000 shares of the restricted shares is based upon the market value of the stock which was approximately $0.4375 on March 29, 1996, the date of the award. The aggregate value of these shares is based solely upon the closing bid price of the shares on such dates. No dividends have been paid on these shares. Notwithstanding the valuation of the shares for purposes of this table, the Board of Directors valued the shares at a significant discount of the market value at the time of award based upon the limited trading volume of market shares, the relatively short operating history of the Company and the risks associated therewith, the limited cash resources of the Company, and as an incentive to retain the continued services of this party.

            Blaine Haug has a written employment agreement with Prime Air (Del) to act as assistant general manager of the company and which covers any and all services performed by him for Prime Air (Del) or any of its wholly or majority owned subsidiaries. Mr. Haug will devote all of his time to the affairs of Prime Air (Del) and its subsidiary under this agreement. The agreement provides that Prime Air (Del) will pay him $100,000 US per annum, payable in cash or in common stock of the company at a price of $0.50 per share for the year ended December 31, 1996, and for future years at a price mutually agreed by the parties. The agreement expressly states that Mr. Haug will exercise the share option payment for 1996. Therefore, Prime Air (Del) issued 200,000 shares of Common Stock to Mr. Haug in lieu of any cash compensation for 1996. Mr. Haug is also to receive reimbursement for all out-of-pocket expenses incurred in connection with his duties; to receive all reasonable travel expenses incurred in the course of his duties as assistant general manager; and to be permitted to participate in any profit sharing, deferred compensation, stock appreciation rights, stock option and other plans and programs adopted by the company. If Mr. Haug is unable to perform his duties because of illness or mental or physical disability, he will receive compensation and benefits for one year.
The term of the agreement is from January 1, 1996, through December 31, 2000, renewable by mutual consent for successive five year periods. The agreement also allows Mr. Haug to provide management services to any other person, firm, or corporation during the term of the agreement. Prime Air (Del) may terminate the employment agreement upon 90 days' written notice, but would be obligated to pay compensation through the remaining term of the agreement. Mr. Haug may terminate the agreement upon 90 days' written notice but would only receive compensation through the date of termination. Upon Mr. Haug's death, his widow or estate would receive compensation for six months from the date of death. If the employment agreement is terminated by the company because of illness or mental or physical disability, Mr. Haug would receive compensation and benefits for six months from such date. Also, the employer may not amalgamate, merge, or consolidate with another person or corporation unless such other person or corporation either expressly assumes the agreement for a term of five years from the closing date or pays Mr. Haug his full compensation for a term of five years or $500,000. (This provision has been waived by Mr. Haug for purposes of the Merger.) The employment contract is deemed to provide personal services by Mr. Haug and therefore, the duties and obligations of Mr. Haug are not assignable by him, although he is permitted to assign all or a portion of his compensation. The agreement contains an indemnity provision which requires Prime Air (Del) to indemnify and save harmless Mr. Haug, his heirs, successors and legal representatives, from expenses and costs associated with any action to which he is a party by reason of being or having been an assistant general manager of the company, if he acted honestly and in good faith with a view to the best interests of the company, and otherwise in accordance with the bylaws of the company. The employment agreement is to be governed by and construed in accordance with the laws of the Province of British Columbia, and any controversy or claim relating to the agreement is to be settled by arbitration in accordance with the provisions of the Arbitration Act of British Columbia. The Merger Agreement provides that Prime Air (NV) shall assume the obligations of such agreement.

     Royle Smith has a written employment agreement with Prime Air (Del) to act as general manager of the company and which covers any and all services performed by him for Prime Air (Del) or any of its wholly or majority owned subsidiaries. Mr. Smith will devote approximately 75% of his time to the affairs of Prime Air (Del) and its subsidiary under this agreement. The agreement provides that Prime Air (Del) will pay him $100,000 US per annum, payable in cash or in common stock of the company at a price of $0.50 per share for the year ended December 31, 1996, and for future years at a price mutually agreed by the parties. The agreement expressly states that Mr. Smith will exercise the share option payment for 1996. Therefore, Prime Air (Del) issued 200,000 shares of Common Stock to Mr. Smith in lieu of any cash compensation for 1996. Mr. Smith is also to receive reimbursement for all out-of-pocket expenses incurred in connection with his duties; to receive all reasonable travel expenses incurred in the course of his duties as assistant general manager; and to be permitted to participate in any profit sharing, deferred compensation, stock appreciation rights, stock option and other plans and programs adopted by the company. If Mr. Smith is unable to perform his duties because of illness or mental or physical disability, he will receive compensation and benefits for one year. The term of the agreement is from January 1, 1996, through December 31, 2000, renewable by mutual consent for successive five year periods. The agreement also allows Mr. Smith to provide management services to any other person, firm, or corporation during the term of the agreement. Prime Air (Del) may terminate the employment agreement upon 90 days' written notice, but would be obligated to pay compensation through the remaining term of the agreement. Mr. Smith may terminate the agreement upon 90 days' written notice but would only receive compensation through the date of termination. Upon Mr. Smith's death, his widow or estate would receive compensation for six months from the date of death. If the employment agreement is terminated by the company because of illness or mental or physical disability, Mr. Smith would receive compensation and benefits for six months from such date. Also, the employer may not amalgamate, merge, or consolidate with another person or corporation unless such other person or corporation either expressly assumes the agreement for a term of five years from the closing date or pays Mr. Smith his full compensation for a term of five years. (This provision has been waived by Mr. Smith for purposes of the Merger.) The employment contract is deemed to provide personal services by Mr. Smith and therefore, the duties and obligations of Mr. Smith are not assignable by him, although he is permitted to assign all or a portion of his compensation. The agreement contains an indemnity provision which requires Prime Air (Del) to indemnify and save harmless Mr. Smith, his heirs, successors and legal representatives, from expenses and costs associated with any action to which he is a party by reason of being or having been an assistant general manager of the company, if he acted honestly and in good faith with a view to the best interests of the company, and otherwise in accordance with the bylaws of the company. The employment agreement is to be governed by and construed in accordance with the laws of the Province of British Columbia, and any controversy or claim relating to the agreement is to be settled by arbitration in accordance with the provisions of the Arbitration Act of British Columbia. The Merger Agreement provides that Prime Air (NV) shall assume the obligations of such agreement.

Certain Transactions

     Pursuant to the terms of the employment agreement between Prime Air (Del) and Blaine Haug, an officer and a director of such entity, Prime Air (Del) issued 200,000 shares of common stock of the company to Mr. Haug for services rendered during the year ended December 31, 1996. (See "Executive Compensation.")

     Pursuant to the terms of the employment agreement between Prime Air (Del) and Royle Smith, an officer and a director of such entity, Prime Air (Del) issued 200,000 shares of common stock of the company to Mr. Smith for services rendered during the year ended December 31, 1996. In addition, Mr. Smith was issued 100,000 shares on January 9, 1996, for accepting the office of Executive Vice-President, and 300,000 shares were issued to him on January 9, 1996, for consulting services. Also, 25,000 shares were issued to Welcome Ford Sales Ltd., a company controlled by Mr. Smith for administration fees. (See "Executive Compensation.")

     On or about January 3, 1996, Prime Air (Del) issued 370,336 shares of common stock to Confederation Capital Corporation Ltd., a company controlled by Mr. Phillip Johnston, a shareholder owning in excess of 5% of the outstanding stock, for previous money loaned to the company. In addition, Prime Air (Del) issued 94,800 shares to such entity on April 3, 1997, for repayment of advances of $25,583 made by such entity to Prime Air (Del). (See "Security Ownership of Certain Beneficial Owners and Management.")

Information with Respect to Prime Air (NV)

     Prime Air (NV) was incorporated in the State of Nevada on November 10, 1996, solely for the purpose of changing the domicile of Prime Air (Del) from the State of Delaware to the State of Nevada. Prime Air (NV) has conducted no business operations and owns no property. All of the outstanding common stock of Prime Air (NV) is owned by Prime Air (Del). The management of Prime Air (NV) is identical to the management of Prime Air (Del).

     Prime Air (NV) is not a party to any material pending legal proceedings or government actions, including any material bankruptcy, receivership, or similar proceedings. Management of the Prime Air (NV) does not believe that there are any material proceedings to which any director, officer or affiliate of the company, any owner of record of beneficially of more than five percent of the common stock of Prime Air (NV), or any associate of any such director, officer, affiliate of the company, or security holder is a party adverse to Prime Air
(NV) or has a material interest adverse to the company.

     There currently exists no public trading market for the 10 outstanding shares of common stock of Prime Air (NV) presently held by Prime Air,
(Del).  None of the currently outstanding shares of  common stock is subject to outstanding options or warrants to purchase, or securities convertible into, common equity of Prime Air (NV). None of the outstanding shares of common stock could presently be sold pursuant to Rule 144 promulgated by the Securities and Exchange Commission, nor has Prime Air (NV) agreed to register any such shares. Also, none of the outstanding shares of common stock is being, or has been proposed to be, publicly offered by the company except for the shares to be issued in the Merger. Upon completion of the Merger the 10 currently outstanding shares of common stock of Prime Air (NV)  will be canceled and Prime Air (NV) will issue 7,140,213 shares to the existing shareholders of Prime Air (Del) . There is currently only one shareholder of Prime Air
(NV), namely Prime Air (Del), which paid nominal consideration for such shares.

     No cash dividends have been declared or paid as yet on the common stock of Prime Air (NV) and the Board of Directors of the company has not yet decided on a dividend policy. Whether dividends will be paid will be determined by the Board of Directors of Prime Air (NV) and will necessarily depend on the company's earnings, financial condition, capital requirements and other factors. The Board of Directors has no current plans to declare any dividends in the foreseeable future.

     Prime Air (NV) has authorized two classes of stock, namely 50,000,000 shares of common stock (par value $.001) and 5,000,000 preferred stock (par value $.001). The holders of the common stock have equal ratable rights to dividends from funds legally available therefor, when, as, and if declared by the Board of Directors of the company and are entitled to share ratably in all of the assets of the company available for distribution to holders of common stock upon liquidation, dissolution, or winding up of the affairs of Prime Air
(NV). Holders of the common stock are entitled to one vote per share on all matters on which shareholders may vote at all meetings of shareholders. There are no conversion rights, subscription rights, preemptive rights, cumulative voting rights, or redemptive rights with respect to the common stock.
Concerning the preferred stock, none of which shares is outstanding, the board of directors has the authority, by resolution or resolutions, to divide the preferred stock into series, to establish and fix the distinguishing designation of each such series and the number of shares thereof (which number, by like action of the board of directors from time to time thereafter, may be increased except when otherwise provided by the board of directors in creating such series, or may be decreased but not below the number of shares thereof then outstanding) and, within the limitations of applicable law of the State of Nevada, to fix and determine the relative rights and preferences of the shares of each series so established prior to the issuance thereof.

     Prime Air (NV) is acting as its own transfer agent. However, management intends to engage the transfer agent currently used by Prime Air (Del), namely Illinois Stock Transfer Company, 223 West Jackson Blvd., Suite 1210, Chicago, IL 60606.

Management and Operations After the Merger

     The board of directors and officers of the surviving corporation after the Merger will be comprised of the same individuals as currently comprise Prime Air
(Del). The principal business of the Prime Air (NV) will be the current business of Prime Air (Del), which is conducted through Prime Air (BC).

Procedure for Converting Outstanding Shares

     The conversion of the Prime Air (Del) common stock into Prime Air (NV) common stock will occur automatically upon the Effective Date of the Merger. Promptly thereafter, a transmittal letter will be furnished to the shareholders of Prime Air (Del) by the transfer agent for Prime Air (Del), which transfer agent will continue to act as the transfer agent for Prime Air (NV). The transmittal letter will contain certain instructions with respect to the surrender of Prime Air (Del) stock certificates for new Prime Air (NV) stock certificates. Until the exchange is complete, each certificate which represented outstanding shares of Prime Air (Del) before the Merger will be deemed to evidence ownership of a like number of shares of common stock of Prime Air (NV) as of the Effective Date. Stock certificates for Prime Air (Del) should not be forwarded to the Prime Air (Del) or the transfer agent until after receipt of a transmittal letter and should not be returned with the enclosed proxy.

Differences in Rights of Prime Air (Del) Shareholders as a Result of the Merger

     If the Merger is approved and becomes effective, the shareholders of Prime Air (Del) will receive a like number of shares of common stock of Prime Air (NV) in place of each share of common stock of Prime Air (Del). Prime Air (Del) is a Delaware corporation and Prime Air (NV) is a Nevada corporation. Differences between the corporation laws of he States of Delaware and Nevada, as well as differences in the charter and bylaws of the two companies will result in differences in the rights of Prime Air (Del) shareholders. The material differences as set forth in the Delaware Corporation Law ("DCL") and the Nevada Revised Statutes ("NRS") are as follows:

     Shareholders' Meetings

     Notice. Pursuant to Section 78.370 of the NRS, special or annual meetings of the shareholders require that written notice must be provided to the shareholders stating the purpose or purposes for which the meeting is called.
Section 222 of the DCL provides that only for special meetings must the purposes or purposes of the meeting be stated in the notice.

     Proxies. Section 78.355 of the NRS provides that no proxy shall be valid after the expiration of six months, or, if coupled with an interest, for more than seven years from the date of its execution. Section 215 of the DCL provides that no proxy shall be valid after three years, unless the proxy provides for a longer period.

     Action Without a Meeting. Generally, under Section 78.320 of the NRS, any action by a majority of the voting power of the corporation is sufficient to take such action without a meeting. Under Section 228 of the DCL, any action required to be taken at an annual or special meeting of the shareholders may be taken by written consents of the shareholders if such consents set forth the action to be taken and are signed by the holders of the outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting.

     Court-Ordered Meetings. Section 211 of the DCL provides that the Court of Chancery may require the holding of an annual meeting of the shareholders if no such meeting has been held within thirty days following the date designated therefor or, if no date has been designated, if no such meeting has been held within thirteen months after the last annual meeting. Section 78.345 of the NRS provides that a majority of the voting power may demand that an annual meeting be called if the corporation shall fail to hold an annual meeting within six months after the time designated therefor.

     Election and Removal of Directors

     In both Delaware and Nevada, election of directors by the shareholders is substantially similar. Cumulative voting is generally allowed in both states. In both Delaware and Nevada the articles of incorporation or an amendment thereto must specifically provide for cumulative voting. Also, shareholders of Nevada corporations registered under the Securities Act of 1933 must give notice to the corporation in advance that a shareholder wishes to cumulate votes (NRS
Section 78.360). Removal of directors in both states is also similar. In Delaware shareholders may remove one or more directors by majority vote with or without cause unless the articles of incorporation provide that directors may only be removed for cause, or in the case of a corporation with cumulative voting, if less than all the directors are removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him (DCL Section 141). In Nevada, however, shareholders representing two-thirds or more of the voting stock are generally required to remove a director from office (NRS Section 78.335).

     Shareholders' Rights to Inspect Financial Records

     Delaware corporate law provides that every shareholder has a right to inspect the corporation's stock ledger, a list of its stockholders, and its other books and records during reasonable business hours upon written demand under oath stating the purpose thereof (DCL Section 220). In Nevada, shareholders of at least fifteen percent of the issued and outstanding shares may inspect the financial records of the company upon providing five days' written notice to the corporation (NRS Section 78.257).

     Preemptive Rights

     Under Nevada corporate law, except to the extent limited or denied by the articles of incorporation, shareholders have certain preemptive rights to purchase a corporation's unissued shares (NRS Section 78.265267). In Delaware, shareholders do not have preemptive rights unless the articles of incorporation specifically state such rights (DCL Section 102).

     Dissenters' Rights

     Both Delaware and Nevada provide certain dissenters' rights to protect minority shareholders. In general, these dissenters' rights give shareholders the right to receive fair compensation from the corporation for their shares in the event that the corporation does certain acts with which the shareholders do not agree. In Delaware shareholders generally have appraisal rights when the corporation is involved in a merger or consolidation (DCL Section 262). Likewise, in Nevada shareholders generally have dissenters' rights to receive payment for the fair value of their shares when the corporation merges into or consolidates with another corporation (NRS Section 78.505).
Differences in Rights of Prime Air (NV) Shareholders as a Result of the Merger

     If the Merger is approved and becomes effective, the par value, rights and privileges of the common stock issued upon the Merger will be identical in all respects to the common stock currently outstanding. All currently issued and outstanding shares of common stock of Prime Air (NV) are held by Prime Air (Del) and, upon the Effective Date, will be canceled and returned to the authorized and unissued shares of common stock of Prime Air (NV).

Accounting Treatment

     The Merger is expected to qualify as a "pooling of interests" for accounting and financial reporting purposes. Under such accounting treatment, Prime Air (Del) shareholders will be deemed to have combined their existing voting common stock interests with the voting common stock interests of the shareholders of Prime Air (NV) common stock. Accordingly, the historical accounting values of the assets of Prime Air (Del) and the liabilities and shareholders' equity of each, as reported on their respective balance sheets, will be consolidated and no goodwill, if any, will be recorded as a result of the Merger. Under the pooling of interests method, Prime Air (Del)'s historical financial statements will be restated to combine the assets, liabilities, accumulated deficits and results of operations of both companies as reflected in their respective historical financial statements, subject to appropriate adjustment, if any, to conform the accounting principles of the two companies.

Resale of Prime Air (Del) Shares

     The Shares of common stock of Prime Air (NV) issuable to the shareholders of Prime Air (Del) in connection with the Merger will be freely transferable except by shareholders who are deemed to be "affiliates" of Prime Air (NV) on the Effective Date as such term is used in either Rule 144 or Rule 145 under the Securities Act of 1933, as amended. All of the affiliates of Prime Air (Del) will become affiliates of Prime Air (NV).

Federal Income Tax Consequences

     The explanation set forth below discusses the material federal income tax consequences to the shareholders of Prime Air (Del) in the Merger. Kevin Orton, Certified Public Accountant, has delivered an opinion to Prime Air (Del) affirming its federal income tax opinion contained herein. Each shareholder of Prime Air (Del) should consult his own tax advisor as to the specific tax consequences of the Merger, including application and possible effect of foreign, state, and local tax laws.

     The following is only a general discussion of the federal income tax consequences of the Merger without regard to the facts and circumstances of any particular shareholder's situation. Prime Air (Del) has been advised that the federal income tax consequences of the Merger is consummated in accordance with the terms of the Merger Agreement will be as follows: (i) no gain or loss will be recognized by Prime Air (Del) shareholders upon the exchange of all of their shares of Prime Air (Del) for shares of Prime Air (NV) common stock; (ii) the holding period of Prime Air (Del) common stock received by each exchanging shareholder who does not dissent will include the period during which that shareholder held Prime Air (Del) common stock exchanged therefor, provided that the Prime Air (Del) common stock was held by such shareholder as a capital asset on the date of exchange; (iii) no gain or loss will be recognized in connection with the receipt of a Prime Air (NV) stock option issued in connection with the performance of services; (iv) subject to certain exceptions, gain or loss will be recognized by Prime Air (Del) shareholders who exercise dissenters' appraisal rights with respect to their Prime Air (Del) common stock.

     Kevin Orton, Certified Public Accountant, has rendered an opinion to Prime Air (Del) confirming the above tax consequences in reliance upon representations of certain officers of Prime Air (Del). This opinion is for the sole use of shareholders (including dissenting shareholders), option holders, and management of Prime Air (Del) and may not be relied upon by any other individual or entity.

Rights of Prime Air (Del) Dissenting Shareholders

     All of the Prime Air (Del) common stock held by shareholders who have properly preserved and protected dissenters' appraisal rights pursuant to
Section 262 of the Delaware General Corporation Law will not be converted into shares of Prime Air (NV) common stock and such holders will have their shares appraised and purchased in accordance with those provisions.

     An owner of Prime Air (Del) who objects to the terms of the Merger may seek appraisal under Section 262 of the Delaware Corporation Law for a determination of the fair value of his shares, by complying with the requirements of such section. A copy of Section 262 is attached as Appendix "B" and is incorporated herein by this reference. Failure to take any necessary steps will result in a termination or waiver of the appraisal rights of the shareholders. The following is a summary of the principal provisions of that Section and does not purport to be a complete description and is qualified in its entirety, and reference is hereby made to Section 262 of the Delaware General Corporation Law, a copy of which is attached as Appendix "B."

     (1) A shareholder electing to exercise appraisal rights must (a) deliver to Prime Air (Del) before the taking of the vote on the Merger agreement a written demand made by or on behalf of the person who is the holder of record of the Prime Air (Del) shares for which appraisal is demanded, and (b) not vote in favor of the adoption of the Merger Agreement. The demand should be delivered to Prime Air (Del) at 8598 112 Street, Ft. Saskatchewan, Alberta, Canada T8L 3V8; attention: Secretary. A proxy or vote against adoption of the Merger Agreement does not constitute such a demand for appraisal rights. A shareholder electing to seek appraisal must do so by a separate written demand that reasonably informs Prime Air (Del) of the identity of the shareholder of record and of such shareholder's intention thereby to demand appraisal of his Prime Air
(Del) shares. Because a proxy left blank will, unless revoked, be voted FOR adoption of the Merger Agreement, a shareholder electing to exercise appraisal rights who votes by proxy must not leave the proxy blank but must vote against adoption of the Merger Agreement or abstain from voting for or against adoption of the Merger Agreement.

     (2) Only the holder of record of Prime Air (Del) shares is entitled to assert appraisal rights for the Prime Air (Del) shares registered in that holder's name. The demand should be executed by or for the holder of record, fully and correctly, as the holder's name appears on the holder's stock certificates. If the Prime Air (Del) common stock is owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, execution of the demand should be made in that capacity, and if the Prime Air (Del) common stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all owners. An authorized agent, including one or two or more joint owners, may execute the demand for appraisal for a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the record owner or owners.

     A record holder, such as a broker, who holds Prime Air (Del) shares as nominee for the beneficial owners may exercise a holder's right of appraisal with respect to the Prime Air (Del) shares held for all or less than all of such beneficial owners. In such case, the written demand should set forth the number of Prime Air (Del) shares covered by it. Where no number of Prime Air (Del) shares is expressly mentioned, the demand will be presumed to cover all Prime Air (Del) Shares standing in the name of the record owner.
     (3) Within 10 days after the Effective Date, Prime Air (Del) is required to send notice as to the effectiveness of the Merger to each person who prior to the Effective Date satisfied the foregoing conditions.

     (4) Within 120 days after the Effective Date, Prime Air (Del) or any shareholder who has satisfied the foregoing conditions may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Prime Air (Del) shares. Shareholders seeking to exercise appraisal rights should not assume that Prime Air (Del) will file a petition with respect to the appraisal of the value of their shares or that Prime Air (Del) will initiate any negotiations with respect to the "fair value" of such shares. Accordingly, Prime Air (Del) shareholders should regard it as their obligation to initiate all necessary action with respect to the perfection of their appraisal rights within the time periods prescribed in Section 262.

     (5) Within 120 days after the Effective Date, any shareholder who has complied with the requirements for exercise of appraisal rights is entitled upon written request to receive from Prime Air (Del) a statement setting froth the aggregate number of Prime Air (Del) shares not voted in favor of the Merger and with respect to which demands for appraisal have been made, and the aggregate number of holders of such Prime Air (Del) shares. Prime Air (Del) is required to mail such statement within 10 days after it receives a written request therefor.

     (6) If a petition for an appraisal is timely filed after a hearing on such petition, the Delaware Court of Chancery will determine the shareholders entitled to appraisal rights and will appraise the Prime Air (Del) shares owned by such shareholders, determining their "fair value" exclusive of any element of value arising from the accomplishment or expectation of the Merger and will determine the amount of interest, if any, to be paid upon the value of the Prime Air (Del) shares of the shareholders entitled thereto. Any such judicial determination of the "fair value" of the Prime Air (Del) shares could be based upon considerations other than or in addition to the price paid in the Merger and the market value of the shares, including asset values, the investment value and the Prime Air (Del) shares and any other valuation considerations generally accepted in the investment community. The value so determined for Prime Air
(Del) shares could be more or less than the consideration paid pursuant to the Merger. The Court may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the Prime Air (Del) shares entitled to appraisal.

     (7)  Any shareholder who has duly demanded an appraisal in compliance with
Section 262 will not, after the Effective Date, be entitled to vote the Prime Air (Del) shares subject to such demand for any purpose or be entitled to the payment of dividends or to distributions on those Prime Air (Del) shares (other than those payable or deemed to be payable to shareholders of record as of a date prior to the Effective Date).

     (8) A shareholder will fail to perfect, or will effectively lose, his right to appraisal if no petition for appraisal is filed within 120 days after the Effective Date, or if the shareholder delivers to Prime Air (Del) a written withdrawal of such shareholder's demand for an appraisal and an acceptance of the Merger, except that any such attempt to withdraw made more than 60 days after the Effective Date requires the written approval of Prime Air (Del). In the event of the failure to perfect appraisal rights or the valid withdrawal of a demand for appraisal rights, a shareholder will be entitled to receive the consideration otherwise payable pursuant to the Merger Agreement.
     (9) In the event an appraisal proceeding is timely instituted, such proceeding may not be dismissed as to any shareholder who has perfected his right of appraisal without the approval of the Delaware Court of Chancery.


                               PRIME AIR (DEL)

General

     Prime Air (Del) was incorporated in the State of Delaware on April 4, 1995. Prime Air (Del) is the parent of a wholly owned subsidiary, Prime Air (BC), a company originally incorporated under the laws of the Province of British Columbia, Canada, on March 10, 1989, under the name "High Mountain Airlines Inc." for the purpose of establishing air service to serve the Whistler, British Columbia, Canada, area. Prime Air (BC) has entered into a lease and operating agreement with the Village of Pemberton, British Columbia, Canada, to plan, develop, construct, manage, and operate a terminal facility at the Pemberton Airport. Prime Air (BC) has constructed the basic terminal building and proposes to facilitate regular, scheduled air service to Pemberton Airport to serve the nearby resort community of Whistler.

     Prime Air (Del) was originally incorporated pursuant to the laws of the State of Utah on August 30,1993, under the name "Astro Enterprises, Inc." (referred to hereafter as "the Utah Corporation"). The Utah corporation changed its name to "Prime Air, Inc." on June 28, 1994.

     In June 1994 the Utah corporation originally incorporated as Astro Enterprises, Inc. entered into an agreement with Prime Air (BC) which agreement was designated as a "Merger Agreement."  Pursuant to the terms of this Agreement the shareholders of Prime Air (BC) exchanged all of the outstanding shares of Prime Air (BC) for a controlling number of shares of the Utah corporation, such that upon completion of the exchange, the shareholders of Prime Air (BC) owned approximately 90% of the outstanding shares of the Utah corporation and Prime Air (BC) became a wholly owned subsidiary of the Utah corporation. The transaction was not a statutory merger. Management believes that the closing of such agreement was effected on June 28, 1994. In connection with the exchange of shares, the Utah corporation effected a one-for-one hundred reverse split of its outstanding shares effective June 28, 1994, immediately prior to such closing. As a result of the stock-for-stock exchange, the former shareholders of Prime Air (BC) received 2,700,000 post-reverse spit shares, the 170 existing shareholders of the Utah corporation retained 120,000 post-reverse split shares, and the Worthington Company, an entity controlled by Mr. Paul Parshall, retained 180,000 post-reverse split shares. In addition, the Worthington Company received consulting fees totaling $70,000 US from Prime Air
(BC) for services performed in connection with the reorganization. Also, as a part of the reorganization, Mr. Parshall resigned as the sole director of the Utah corporation and appointed Mr. Blaine Haug as the sole director. Also in connection with the reorganization, the name of the Utah corporation was changed to Prime Air, Inc. and the number of authorized shares of Common Stock of the
Utah corporation was changed to 25,000,000 shares, par value $0.001.   At the
time of the stock-for-stock exchange between the Utah corporation and Prime Air
(BC), the Utah corporation had no assets. The reorganization was entered into because Prime Air (BC) wanted controlling interest in a public shell corporation.


     On or about April 4, 1995, the Utah corporation effected a change of domicile to the State of Delaware by incorporating Prime Air (Del), acquiring all of the assets and liabilities of the Utah corporation, and issuing shares of the Delaware corporation to the shareholders of the Utah corporation on a one-for-one basis. The Utah corporation was voluntarily dissolved by the State of Utah on May 18, 1995. The change of domicile was initiated and completed based upon the recommendations of Mr. Paul Parshall, an officer and director of the Utah corporation at such time.

     The original purpose of the Utah corporation incorporated in 1993 as set forth in its articles of incorporation, was to acquire the assets and certain liabilities of another Utah corporation incorporated in 1985 and previously dissolved by the State of Utah on May 1, 1990, and also incorporated under the name "Astro Enterprises, Inc." Current management of Prime Air (Del), none of whom were affiliated with the Utah corporation prior to the share exchange in June 1994, believe that the former management of the Utah corporation at the time of its incorporation issued approximately 120,000 shares of the company's common stock to the shareholders of the corporation dissolved in 1990 same name thus creating approximately 170 shareholders of the Utah corporation. Management does not believe that any other relationship existed between the two entities or with former management of the corporation dissolved in 1990 and known as Astro Enterprises, Inc.

Legal Proceedings

     In December 1994 the U.S. Securities and Exchange Commission filed a complaint in the United States District Court for the District of Columbia (Case Number 1:94CV02633) against an entity known as "Astro Enterprises, Inc.," and against Ernst Hiestand, Thomas Hiestand, Elizabeth Kuriger, Henry Strubin, Peter Thaler, and Leonard Gotshalk, all of whom were allegedly affiliated with such entity. The basis for such complaint was the dissemination to the public from approximately March 1989 through May 1990, of false and misleading information concerning the business of such entity. The entity referenced in such action was incorporated in the State of Utah on May 23, 1985, and was involuntarily dissolved on May 1, 1990, for failure to file an annual report with the State of Utah. In 1995 Mr. Paul Parshall executed a consent and settlement of the foregoing action, ostensibly as the president, director, and authorized agent of the entity named in such action. Management does not believe such action in any way involved the Utah corporation which was subsequently incorporated under the same name on August 30,1993, and which subsequently changed its name to Prime Air, Inc. and changed its domicile to the State of Delaware. Management does not believe there is or was any legal relationship between the "Astro Enterprises, Inc." incorporated on May 23, 1985, and the "Astro Enterprises, Inc." which was incorporated in 1993 and was the predecessor to Prime Air (Del). In addition, management does not believe that Mr. Parshall was authorized to execute such consent on behalf of either entity. Management is unaware whether Mr. Parshall ostensibly executed such consent on behalf of the original Astro Enterprises, Inc. or the predecessor to Prime Air (Del). However, the allegations contained in such action reference events all of which occurred prior to the incorporation of the predecessor to Prime Air (Del) in 1993.

     In May 1996 Prime Air (Del) entered into a settlement agreement and undertaking with the Alberta Securities Commission (file number 100164) in which Prime Air (Del) agreed to be more diligent in complying with the requirements of the Alberta Securities Act and the rules made thereunder. In addition, Prime Air (Del) paid $2,000 to the commission toward the costs of the investigation conducted by the Commission. In February 1996 Prime Air (Del) announced an offering of its common shares in Alberta newspapers. Between February 1 and March 1, 1996, Prime Air (Del) received $93,040 from fifteen investors in Alberta. The investors received an offering document which did not conform with the form of an offering memorandum required pursuant to the Alberta Securities Act and the distribution to the investors did not qualify for an exemption under such act. Upon being contacted by the staff of the securities commission, Prime Air (Del) placed all investment monies in trust pending the disposition of the matter. Thereafter Prime Air (Del) sent an offering memorandum in the required form and an offer of rescission to all of the investors. After the return of monies to investors who either did not qualify for an exemption or who elected rescission, and the filing of a proper report with the securities commission, no further action was taken by the securities commission.

Airport Lease and Operating Agreement

     On October 29, 1993, Prime Air (BC) entered into a Lease and Operating Agreement (the "Airport Agreement") with the Corporation of the Village of Pemberton, British Columbia, Canada (hereinafter the "Village of Pemberton"), in which Prime Air (BC) agreed to undertake the planning, development, construction, management, and operation of a terminal facility at the Pemberton Airport. In return the Village of Pemberton granted to Prime Air (BC) an exclusive lease involving certain lands located at the Pemberton Airport to enable Prime Air (BC) to undertake the planning, development, construction, management, and operation of a terminal facility.

     The Pemberton Airport is approximately 20 miles north of Whistler Resort on Highway 99. Whistler Resort is a ski resort located at the base of Whistler Mountain and Blackcomb Mountain approximately 75 miles north of Vancouver, British Columbia, Canada. The resort has approximately 6,800 permanent residents and attracts approximately 1,500,000 visitors annually. Currently only ground transportation is available to the resort, except for private flights into Pemberton Airport. The nearest airport facility to Whistler Resort is Pemberton Airport. There is presently no regular air service into Pemberton Airport.

     The Airport Agreement provides that Prime Air (BC) must construct a terminal facility on or before October 21, 1994, which date was extended to June 1, 1996, by the Council for the Village of Pemberton. Prior to such extended date, Prime Air (BC) completed a the terminal facility at the Pemberton Airport. The terminal constructed by Prime Air (BC) has a total square footage of 11,200 square feet, of which approximately 5.500 of interior space has been finished and is ready for its intended use as an airport terminal. The finished consists of an arrival and departure lounge, baggage holding area, office, two public washrooms with a total of 14 cubicles, reception area, and a utility room.
There is also a water and a waste treatment plant housed in a separate building. The total construction costs of the facility were $644,740 ($592,949 for the terminal building, $20,989 for engineering and design, $18,699 for environmental work; and $12,103 for insurance and permits) and were financed through the sale of Prime Air (Del)'s stock. During calendar year 1996, Prime Air (Del) sold 1,510,558 shares of its common stock at $0.50 per share for total proceeds of $755,279. The limited offering was conducted pursuant to Rule 504 of Regulation D promulgated by the Securities and Exchange Commission. The offering was conducted for the purpose of raising funds for the completion of construction of the airport terminal facility at Pemberton. At the time of such offering Prime Air (Del) was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and was not an investment company. The aggregate offering price of all securities sold within the twelve months preceding the start of and during the offering did not exceed
$1,000,000. There is currently no debt against the terminal building. The initial term of the Airport Agreement, and the right of Prime Air
(BC) to operate the terminal facility, was two years with provisions allowing Prime Air (BC) to extend such initial term for addition terms totaling in the aggregate thirty years, provided that Prime Air (BC) shall continue to fulfill its obligations under the Airport Agreement, including the payment of rent in the amount of $100 per year for the first five years, and the payment of $2,500 per year thereafter, plus 5% of the gross receipts derived from the operation of the terminal facility. The Airport Agreement also grants to Prime Air (BC) the option to lease and use certain other lands at the Pemberton Airport for fixed base operations. The Airport Agreement may be terminated by the Village of Pemberton in the event of a material default by Prime Air (BC) or if Prime Air shall become bankrupt. The terminal facilities shall become the property of the Village of Pemberton at the expiration of the Airport Agreement.

Air Service

     Prime Air (BC) initially intends to establish scheduled and charter passenger and cargo air service between Vancouver International Airport and Pemberton Airport. Thereafter, Prime Air (BC) will seek to establish such services between Pemberton Airport and other Canadian and United States destinations. Prime Air (BC) has entered into a Memorandum of Agreement dated January 5, 1995 (the "Voyageur Agreement"), with Voyageur Airways Limited, an Ontario corporation ("Voyageur") to provide the initial service by supplying, operating, and maintaining DeHavilland Dash-7 aircraft to provide scheduled and charter passenger and cargo service, from Vancouver International Airport, and thereafter from other Canadian and United States locations, to the Pemberton Airport. The Voyager Agreement provides that Prime Air (BC) will operate the terminal facility at Pemberton Airport and the scheduled and charter passenger and cargo service, and will market the air services. Voyageur will provide the certifications, authorizations, expertise, facilities, personnel, and resources necessary to operate, maintain and service the aircraft. The parties intend to negotiate and enter into a definitive agreement prior to commencing operations.

Government Regulation and Licensing

     Any corporation conducting commercial air service operations in Canada must possess a valid Operating Certificate and other licenses, permits, accreditations and certificates that are issued and administered by Transport Canada. Qualification for the required Operating Certificate requires that:

          1. the operator (being the entity actually providing the air service operations) must have at least one aircraft registered under its Operating Certificate. This aircraft may either be owned directly or dry leased by the operator;

          2. the aircraft utilized by the operator must be approved and certified in Canada;
          3. in respect of a domestic Canadian air service, the operator must satisfy the statutory Canadian ownership criteria which essentially requires that 75% of the voting interest in the operator is controlled by Canadian citizens or permanent residents of Canada:

          4. the management of the operator must include a chief pilot who holds appropriate Canadian certification;

          5. all of the operator's pilots must meet proficiency standards and hold sufficient ratings to operate the type of aircraft being utilized;

          6. the operator must demonstrate and certify that it will be able to carry out maintenance of its aircraft according to regulated standards. Such maintenance can either be conducted directly by the operator or subcontracted to a qualified maintenance facility; and


          7. an operations manual must be prepared for the operator and approved by Transport Canada.

     Voyageur will conduct all in-flight operations as an independent contractor to Prime Air (BC). Management of Prime Air (BC) believes that Voyageur meets all of the criteria set forth above.

     Voyageur will be responsible for the carriage of full flight and ground risk insurance including aircraft hull and passenger and third party liability for the operations conducted by Voyageur. Prime Air (BC) will be responsible for insuring the terminal building and property at the Pemberton Airport and for passenger liability at the airport terminal operation.

     Voyageur will be responsible for any environmental damage caused by the operation and maintenance of its aircraft. Prime Air (BC) will be responsible for any environmental damage caused by the operation and maintenance of its aircraft.

Marketing
     Prime Air (BC) intends to hire two industry professionals to spearhead its sales drive by making direct sales calls to key tour wholesalers and operators, attending travel, ski, and golf shows, and calling on connector airlines and hotel groups. Particular emphasis will be placed on targeting certain geographic regions which traditionally provide the greatest number of visitors to Whistler. Management believes also that a major part of the marketing strategy will involve seeking a major international airline and negotiating Whistler as a final destination in their ticketing and reservations.

Competition

     Prime Air (BC) will compete with other charter and airline companies based in the Vancouver and Seattle area which currently service customers whose final destination is Whistler Resort. To a limited degree the company will compete with buses chartered or owned by tour operators. Most of these entities are more established companies having much greater financial resources, experience, and personnel resources than Prime Air (BC).

Selected and Summary Financial Information

Selected Financial Information is presented for the following companies:


Prime Air, Inc. (Delaware):

                                        December 31,
                            June 30,   1996    1995    1994     1993      1992
                              1997

Operating Revenues             -        -        -       -        -         -
Loss from continuing
  operations               (74,503) (238,416)(71,266)(176,477) (36,272) (10,990)
Loss per common share           (0)     (.04)   (.02)    (.06)    (.02)    (.01)
Total Assets               757,432   792,655 314,370   28,820   20,507  344,345
Long term obligations            0         0       0        0        0        0
Preferred stock                  0         0       0        0        0        0
Cash dividends per share         0         0       0        0        0        0



Prime Air, Inc. (Nevada):

                                               December 31,
                                 June 30,    1996    1995    1994    1993   1992
                                  1997

Operating Revenues                   0         0        -      -     -        -
Loss from continuing
  operations                     (2,668)      373       -      -     -        -
Loss per common share              (267)      (37)      -      -     -        -
Total Assets                        594       662       -      -     -        -
Long term obligations               0           0       -      -     -        -
Preferred stock                     0           0       -      -     -        -
Cash dividends per share            0           0       -      -     -        -

Management's Discussion and Analysis of Financial Condition

     Prime Air (Del) is a development stage company and conducts all operations through its wholly owned subsidiary, Prime Air (BC). Prime Air (Del) has had no material revenues in the past. During the year ended December 31, 1996, the only income received was bank interest of $2,329.

     During the last three years, the operations of the Company has been funded from equity participation of the owners. Total cash raised from equity funding from March 92 to December 31, 1994 was $349,808, $131,755 for 1995 and $756,763
for 1996.

     The Company has realized a cumulative loss of $495,209 since March 1992, and anticipates similar losses until operations begin, which is expected in the fall of 1997.

     The Company has sufficient working capital to meet its' immediate obligations, but does not have any cash available to allow operations to commence.

     In the event that operations commence during the next twelve months, the Company's anticipated cash requirements will be approximately $1,400,000.

     Prime Air (BC)'s sole fixed obligation is the payment of $CND100 per annum to the Village of Pemberton under the terms of its Airport Lease and Operating Agreement. At present the company also expects to pay an additional $50,000 in the current year to cover legal fees, insurance, and property taxes, regardless of the date of operations commencement.

     The Company intends to begin flight operations in the fall of 1997 when it is anticipated that flights will start between Vancouver and Pemberton. In the interim, the company will be implementing its marketing plan as set forth herein. (See "Prime Air (Del)--Marketing.")

     An agreement has been signed with British West Industries Securities engaging their services is an attempt to raise the sum of $3 million by way of an equity issue. The surplus of these funds will be available for working capital purposes, but management believes that operations will generate sufficient cash flow to cover operating expenses and any further capital expenditure. No significant purchases of equipment, other than outlined above, are anticipated in the next year.
     Should operations commence during the next twelve months, the Company expects to hire approximately seven employees to handle terminal operations and marketing.
Market Information

     The Common Stock of Prime Air Delaware was traded in the over-the-counter market on the OTC Electronic Bulletin Board through approximately July 23, 1996, and from March 27, 1997 until present. There is currently no established public trading market for the Common Stock. The table below sets forth for the periods indicated the high and low bid quotations as reported by the OTC Bulletin Board. These quotations reflect inter-dealer prices, without retail market-up, mark-down, or commission and may not necessarily represent actual transactions.

                    Quarter        High      Low

FISCAL YEAR ENDED
DECEMBER 31, 1995   First          $1.01     $0.25
                    Second         $0.625    $0.375
                    Third          $0.75     $0.3125
                    Fourth         $0.625    $0.25

FISCAL YEAR ENDED
DECEMBER 31, 1996   First          $0.50     $0.25
                    Second         $0.9375   $0.4375
                    Third          $0.75     $0.25
                    Fourth         --        --

FISCAL YEAR ENDING
DECEMBER 31, 1997   First          $0.25     $0.25
                    Second        $1.125     $0.25
     None of the shares of Common Stock is subject to outstanding options or warrants to purchase, or securities convertible into, the Common Stock of Prime Air (Del). As of May 1 , 1997, Prime Air (Del) had 4,394,530 shares of its Common Stock, or approximately 62% of the total outstanding shares, which were restricted as defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. Of these shares, approximately 3,072,478 were believed to have satisfied the one-year holding requirement and to be available for sale pursuant to said Rule as of May 1, 1997. None of the shares of Common Stock is being, nor have any shares been proposed to be, publicly offered by Prime Air (Del).

     As of May 1, 1997, there were approximately 316 holders of record of the Common Stock as reported to Prime Air (Del) by its transfer agent.

     No cash dividends have been declared or paid as yet on the Common Stock and the Board of Directors of Prime Air (Del) has not established a dividend policy.

Consulting Contract
     Prime Air (Del) entered into a consulting contract (the "Consulting Agreement") on June 10, 1996, with Siverthorn Investments, Ltd. (the "Consultant") in which Prime Air (Del) agreed to retain the services of the Consultant through June 1, 2000, unless earlier terminated as provided in the Consulting Agreement. Pursuant to the terms of the Consulting Agreement, the Consultant is required to be available for a minimum of 60 business days per year to provide consulting and assistance as may be necessary to assist in facilitating the full operations of Prime Air (Del)'s business. In return, Prime Air (Del) has agreed to pay the Consultant $100 per hour for such services. At the option of Prime Air (Del) 75% of the amount due may be paid to the Consultant in the form of common stock of Prime Air (Del), based upon the average of the last three months closing bid prices for the common shares. The Consultant is controlled by Matthew Smith who is also the assistant secretary of Prime Air (Del). The Merger Agreement provides that Prime Air (NV) shall assume the obligations of such agreement.
                                LEGAL MATTERS

     The due issuance of the shares of Prime Air (NV) to be issued in connection with the Merger is being passed upon for Prime Air (NV) by Ronald N. Vance, Attorney at Law, 57 West 200 South, Suite 310, Salt Lake City, Utah 84101, counsel for Prime Air (NV).

                        INDEPENDENT PUBLIC ACCOUNTANTS

     Rutherford & Company, Chartered Accountants, Richmond, British Columbia, Canada, has been the independent public accounting firm of Prime Air (Del) since the fiscal year 1995. Representatives of Rutherford & Company are not expected to be present at the Special Meeting.

     Orton & Company, Certified Public Accountants, Salt Lake City, Utah, has been the independent public accounting firm of Prime Air (NV) since its inception in 1996. Representatives of Orton & Company are not expected to be present at the Special Meeting.

                                   EXPERTS

     The consolidated financial statements of Prime Air (Del) for the years ended December 31, 1996 and 1995, have been examined by Rutherford & Company, Chartered Accountants, as set forth in its report attached hereto. The financial statements referred to above are incorporated herein by reference in reliance upon such report and upon authority of such firm as experts in auditing and accounting.

     The financial statements of Prime Air (NV) for the year ended December 31, 1996, have been examined by Orton & Company, Certified Public Accountants, as set forth in its report attached hereto. The financial statements referred to above are incorporated herein by reference in reliance upon such report and upon authority of such firm as experts in auditing and accounting.

                           SHAREHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of shareholders must be received by the secretary at the offices of Prime Air (Del) (or Prime Air (NV), if the Merger is approved) no later than December 31, 1997, in order to be included in the company's proxy statement and form of proxy relating to that meeting.

                              OTHER INFORMATION

     As of the date of this Proxy Statement/Prospectus, the Board of Directors knows of no other matters to be presented for action at the Special Meeting. If other matters are properly presented, the persons named in the proxy intend to vote in accordance with their best judgment on such matters.

                        INDEX TO FINANCIAL STATEMENTS

Prime Air (Del)

     Auditor's Report. . . . . . . . . . . . . . . . . . . . . . . . .
     Consolidated Balance Sheets at June 30, 1997, and December 31, 1996 and

      1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Consolidated Statements of Operations for the period ended June 30, 1997, the years ended December 31,1996 and 1995, and the period from inception to June 30, 1997. . . . . . . . . . . . . . . . . . . . . . . . .
     Consolidated Statements of Shareholders' Equity and Deficit from inception to June 30, 1997. . . . . . . . . . . . . . . . . . . . . . . . .
     Consolidated Statements of Cash Flows for the period ended June 30 1997, the years ended December 31, 1996 and 1995, and the period from inception to June 30, 1997. . . . . . . . . . . . . . . . . . . . . . . . .
     Notes to Consolidated Financial Statements. . . . . . . . . . . .

Prime Air (NV)

     Independent Auditor's Report. . . . . . . . . . . . . . . . . . .
     Balance Sheets at June 30, and December 31, 1996. . . . . . . . .
     Statement of Operations for the period ended June 30,1997, the year ended December 31, 1996, and the period from inception to June 30, 1997 Statement of Stockholders' Equity from inception to June 30, 1997 Statement of Cash Flows for the period ended June 30, 1997, the year ended December 31, 1996, and the period from inception to June 30, 1997
     Notes to Financial Statements . . . . . . . . . . . . . . . . . .

Proforma Financial Statements

     Pro Forma Consolidated Balance Sheets at June 30, 1997. . . . . .
     Pro Forma Consolidated Balance Sheets at December 31, 1996. . . .
     Pro Forma Consolidated Balance Sheets at December 31, 1995. . . .
     Pro Forma Consolidated Statements of Operations for the six months ended
     June 30, 1997 . . . . . . . . . . . . . . . . . . . . . . . . . .
     Pro Forma Consolidated Statements of Operations for the year ended
     December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . .
     Pro Forma Consolidated Statements of Operations for the year ended
     December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . .
     Pro Forma Consolidated Statements of Cash Flows for the period ended June
     30, 1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Pro Forma Consolidated Statements of Cash Flows for the year ended
     December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . .
     Pro Forma Consolidated Statements of Cash Flows for the year ended
     December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . .
     Notes to Pro Forma Consolidated Financial Statements. . . . . . .


                                   PRIME AIR INC.
                         (A Development Stage Company)
                             (A Delaware Corporation)

                         CONSOLIDATED FINANCIAL STATEMENTS


             JUNE 30, 1997 AND DECEMBER 31, 1996 AND 1995








                           Auditors' Report

                      Consolidated Balance Sheets

                 Consolidated Statements of Operations

      Consolidated Statements of Shareholders' Equity and Deficit

                 Consolidated Statements of Cash Flows

              Notes to Consolidated Financial Statements


                                AUDITORS' REPORT


To the Shareholders of
PRIME AIR INC. (A Delaware Corporation)

     We have audited the consolidated balance sheets of PRIME AIR INC. (A Development Stage Company) as at December 31, 1996 and 1995 and the consolidated statements of operations, shareholders' equity and deficit and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1996 and 1995 and the results of its operations and cash flows for the years then ended in accordance with generally accepted accounting principles.
     As reported in Note 1 to these financial statements, the amounts presented therein as at and for the three-month period ended March 31, 1997 and for the period from the date of inception of this organization as a development stage company on March 10, 1989 to March 31, 1997 have been compiled from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.


Richmond, Canada
July 26, 1997                                         Chartered Accountants


                      COMMENTS BY AUDITOR FOR U.S. READERS
                      ON CANADA-U.S. REPORTING DIFFERENCE

     In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the company's ability to continue as a going concern, such as those described in
Note 2 to the financial statements. Our report to the shareholders dated July 14, 1997 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.


Richmond, Canada
July 26, 1997                                     Chartered Accountants


                                PRIME AIR, INC.
                          (A Develoment Stage Company)
                          CONSOLIDATED BALANCE SHEETS
                         (all figures in US dollars)

                                    June 30,     December 31,     December 31,
                                     1997           1996              1995
                                  (Unaudited)     (Audited)         (Audited)
                                   (Note 1)

                                    ASSETS
Current assets
  Cash and short-term deposits  $     104,200   $    101,314     $      4,575
  Prepaid expenses and deposits         1,100         12,502            1,093
  GST recoverable                      35,235         51,208           17,012

Capital assets (Note 4)               616,820        620,208          314,370

                                $     757,432   $    785,322     $    337,050

                                      LIABILITIES

Current liabilities
  Accounts payable and accruals $     104,750   $    158,174     $    230,803
  Notes and advances payable            3,697          9,067            3,642
   (Note 5)
  Notes and advances from
   related parties (Note 6)                -          25,522           28,344
                                      108,447        192,763          262,789

                                SHAREHOLDERS' EQUITY
Capital Stock (Note 7)
Authorized:
 25,000,000 common shares
  with a stated par value
  of $.001/share
 3,000,000 preferred
  cumulative convertible
  shares with a stated par
  vale of $.001/share
Issued:
 7,140,213 common shares               7,140           6,557            3,563
 (December 31, 1996: 6,556,781;
 December 31, 1995: 3,562,550)

Share subscription receivable            (20)            (20)             (20)

Capital in excess of par value     1,355,880       1,225,244          451,524
                                   1,362,800       1,231,781          475,067
Accumulated deficit during
 development stage                  (713,815)       (639,222)        (400,806)
                                     648,985         592,559           74,261

                                $    757,432    $    785,322     $    337,050


Approved on behalf of the board:
                                Director

                                Director
                                PRIME AIR, INC.
                        (A Development Stage Company)

                    CONSOLIDATED STATEMENTS OF OPERATIONS
                        (all figures in US dollars)

                                                                  Period From
                                                               Date of Inception
                         Six Months      Years Ended           on March 10, 1989
                          June 30,       December 31,             to June 30,
                            1997       1996          1995            1997
                         (unaudited) (audited)    (audited)       (unaudited)
                          (Note 1)                                 (Note 1)
Direct costs
 Flight operations        $     -    $  114,720   $      -      $    114,720

Administrative and general
 Audit and accounting        6,699       10,140      11,967           26,373
 Advertising                    74        9,017          77            9,316
 Amortization               11,065       21,809         306           27,648
 Automotive                     -           -         4,369           19,164
 Consulting fees               328        7,156        (426)          69,785
 Insurance                   3,877        6,342          -             7,966
 Interest and service
  charges                      247        7,547         249            7,900
 Legal                      15,469       25,610          -            25,610
 Management remuneration        -           -        16,265           77,287
 Office and general          6,904        5,728      11,319           78,432
 Promotion and
  entertainment                752        2,702       7,649           22,046
 Rent                          296        2,399       4,095           34,324
 Telephone and utilities     7,299       14,865       7,385           39,522
 Transfer agent              4,863        7,149       4,080           12,429
 Travel                     15,515       11,172       4,495           32,277
                            73,388      131,636      71,830          495,079

Other income
 (expense)
 Gain (loss) on foreign
  exchange conversion       (4,289)       5,581         564           24,678
 Interest income             3,084        2,359          -             4,062
                            (1,205)       7,940         564           28,740

Net loss before non-
 recurring item            (74,593)    (238,416)    (71,266)        (581,059)

Non-recurring expense
 Consulting costs to            -           -            -            78,524
  set up US corporation

Net loss for period       $(74,593)  $(238,416)   $ (71,266)    $   (659,583)

Net loss per common
 share                    $ 0.0112   $  0.0424    $  0.0223

Weighted average
 common shares
 outstanding             6,687,092   5,624,974    3,193,273


                                   PRIME AIR, INC.
                            (a Development Stage Company)
            Consolidated Statements of Shareholders' Equity and Deficit
                             (all figures in US dollars)


                                       Capital in                Accumulated
                                        Excess of     Share      Deficit During
                   Common Shares       (Less than) Subscriptions  Development
                 Shares     Amount      Par Value   Receivable       Stage

Balance at
 Inception on
 March 10, 1989      -    $    -      $       -      $     -       $     -

Issue of common
 shares for cash
 at $.001/share   630,237       630           -            -             -

Net loss for the
 year ended
 March 31, 1990      -         -              -            -           (17,956)

Balance, March
 31, 1990         630,237       630           -            -           (17,956)

Issue of common
 shares for cash
 at $.001/share   157,559       158           -            -             -
Net loss for the
 year ended
 Mach 31, 1991       -         -              -            -           (49,419)

Balance, March
 31, 1991         787,796       788           -            -           (67,375)

Issue of common
 shares for cash
 at $.277/share   132,088       132       36,499           -             -
 at $.214/share    17,069        17        3,628           -             -

Net loss for the
 year ended
 March 31, 1993      -         -              -            -           (38,426)

Balance, March
 31, 1993         936,953       937       40,127           -          (116,791)

Issue of common
 shares for
 services of
 nominal value     92,173       92           (92)          -              -

Issue of common
 shares for cash
 at $.001/share   300,000      300            -            -              -
 at $.109/share     3,340        3           361           -              -
 at $.154/share    23,634       24         3,619           -              -
 at $.280/share    19,401       19         5,400           -              -
 at $.330/share    23,161       23         7,624           -              -
 at $.463/share    87,445       88        40,330           -              -
 at $.694/share    15,756       16        10,907           -              -
 at $.925/share     7,878        8         7,274           -              -
                                 PRIME AIR, INC.
                            (a Development Stage Company)
            Consolidated Statements of Shareholders' Equity and Deficit
                             (all figures in US dollars)

                                       Capital in                Accumulated
                                        Excess of     Share      Deficit During
                   Common Shares       (Less than) Subscriptions  Development
                 Shares     Amount      Par Value   Receivable       Stage

Net loss for the
 year ended
 March 31, 1994      -         -              -            -           (36,272)

Balance, March
 31, 1994       1,509,741    1,510       115,550           -           153,063

Issue of common
 shares for
 services at
 nominal value    937,478      937          (937)          -              -

Issue of common
 shares for cash
 at $.374/share   248,692      249        92,697           -              -
 at $.463/share   304,089      304       140,286           -              -

Net loss for the
 period ended
 June 28, 1994       -         -              -            -           (40,947)

Balance, June
 28, 1994       3,000,000    3,000       347,596           -          (194,010)

Share
 subscription at
 $.367/share         -         -          (7,313)          (20)           -

Net loss for the
 period ended
 December 31, 1994   -         -              -            -          (135,530)

Balance, December
 31, 1994       3,000,000    3,000       340,283           (20)       (329,540)

Issue of common
 shares for cash
 and/or services
 at an average
 of $.234/share   562,550      563       131,192           -              -

Net loss for the
 period ended
 December 31, 1995   -         -              -            -           (71,266)

Balance, December
 31, 1995       3,562,550    3,563       471,475           (20)       (400,806)
Issue of common
 shares for cash
 at $.500/share 1,510,558    1,511       753,769           -              -


                                   PRIME AIR, INC.
                            (a Development Stage Company)
            Consolidated Statements of Shareholders' Equity and Deficit
                             (all figures in US dollars)

                                       Capital in                Accumulated
                                        Excess of     Share      Deficit During
                   Common Shares       (Less than) Subscriptions  Development
                 Shares     Amount      Par Value   Receivable       Stage

 Issue of common
 shares for
 services at
 nominal value  1,483,673    1,483            -            -              -

Net loss for the
 period ended
 December 31, 1996   -         -              -            -          (238,416)

Balance, December
 31, 1996        6,556,781    6,557     1,225,244           (20)       (639,222)

Issue of common
 shares for debt
 settlement at
 $.500/share      109,582      109        54,681           -              -

Net loss for the
 period ended
 March 31, 1997      -         -              -            -           (20,361)

Balance, March
 31, 1997       6,666,363  $ 6,666   $ 1,279,925     $     (20)    $  (659,583)

Issuance of common
  Shares for debt
  Settlements
   At $.50/Share   14,570        15        7,320            -             -
   At $.504/Share  36,380        36       18,303            -             -
   At $.530/Share  94,800        95       50,192            -             -

Net loss for the
  Period ended
  June 30, 1997        -          -            -            -         (54,232)

Balance, June 30,
   1997        $ 7,140,212   $7,140  $ 1,355,740       $  (20)      $ (713,815)




                                     PRIME AIR, INC.
                             (A Development Stage Company)
                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (all figures in US dollars)

                                                     Period From
                                                              Date of Inception
                         Six Months       Years Ended         on March 10, 1989
                          June 30,        December 31,           to June 30,
                            1997      1996           1995           1997
                         (unaudited) (audited)    (audited)      (unaudited)
                          (Note 1)                                (Note 1)
NET INFLOW (OUTFLOW) OF
 CASH RELATED TO THE
 FOLLOWING ACTIVITIES

OPERATING
 Net loss               $   (74,593)  $  (238,416)  $  (71,266)   $   (659,583)
 Non-cash charge-
  amortization               11,065        21,809          306          27,648

 Change in non-cash
  working capital
  balances relating
  to operations             (25,968)     (118,373)     208,589          37,878
                            (89,496)     (334,980)     137,629        (594,057)


FINANCING
 Notes and advances
  payable                    (5,370)        5,425           (5)         35,736
 Notes and advances
  from related
  parties                   (25,522)       (2,822)      28,344          25,583
 Issue of capital
  stock                     131,019       756,763      131,755       1,293,905

                            100,127       759,366      160,094       1,355,224

INVESTING
 Acquisition of
  capital assets             (7,677)      (327,647)   (302,017)       (650,000)

NET CASH INFLOW
 (OUTFLOW)                    2,054         96,739      (4,294)        111,167

CASH, BEGINNING
 OF PERIOD                  101,314          4,575       8,869             -

CASH, END OF                104,258        101,314       4,575         111,167
 PERIOD


                                 PRIME AIR INC.
                         (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  June 30, 1997 and December 31, 1996 and 1995



1. INCORPORATION, PRINCIPLES OF CONSOLIDATION AND ACCOUNTING PRRESENTATION

The Company was incorporated under the laws of the State of Delaware, USA on April 4, 1995 and acquired all of the assets, liabilities and shareholders of a previous Utah Corporation of the same name. The Utah Corporation was reincorporated on August 30, 1993 as Astro Enterprises, Inc. On June 28, 1994, pursuant to appropriate shareholder agreements, Astro Enterprises, Inc. acquired all outstanding shares of Prime Air Inc. (a Canadian Corporation) in exchange for shares of its capital stock on a .787796 to 1 basis, thereby providing the shareholders of Prime Air Inc. with 90% of the outstanding capital stock of Astro Enterprises, Inc. Astro Enterprises, Inc. then changed its name to Prime Air, Inc. Upon incorporation of the Delaware Company, the Utah Corporation was dissolved on May 15, 1995.

On November 10, 1996, Prime Air Inc. (a Nevada Corporation) was formed, the purpose of which is to change the domicile of the Company to the State of Nevada. Prime Air Inc. (Nevada) is a wholly-owned subsidiary of Prime Air Inc. (Delaware); however, to July 14, 1997, it has engaged in no activities except in relation to the organization of that entity.
These consolidated financial statements include the accounts of the Company and its wholly-owned operating subsidiary, Prime Air Inc. (the Canadian Corporation) and have been prepared in accordance with U.S. GAAP standards.

Financial statements as at and for the three-month period ended March 31, 1997 and for the period from the date of inception of this organization as a development stage company on March 10, 1989 to March 31, 1997 are presented herein for information purposes only. These financial statements are unaudited and accordingly no audit opinion has been expressed thereon.

2. NATURE OF OPERATIONS/GOING CONCERN CONSIDERATIONS

The Company is presently in its developmental stage and currently has minimal sources of revenue to provide incoming cash flows to sustain future operations. The Company's present activities relate to the construction and ultimate exclusive operation of an international passenger and cargo air terminal facility in the Village of Pemberton, British Columbia and the operation of scheduled flight services between that facility and certain major centers in Canada and the United States in conjunction with Voyageur Airways Limited. Terminal building construction was substantially completed in May 1996. The future successful operation of the Company is dependent upon its ability to obtain the financing required to complete the terminal construction and commence operation thereof on an economically viable basis.

These consolidated financial statements have been prepared on a "going concern" basis which assumes the company will be able to realize its assets, obtain the required financing and discharge its liabilities and commitments in the normal course of business.



                                 PRIME AIR INC.
                         (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  June 30, 1997 and December 31, 1996 and 1995


3. SIGNIFICANT ACCOUNTING POLICIES

     Reporting Currency


     All amounts in these consolidated financial statements are reported in U.S. funds, being converted from Canadian funds where applicable at the average annual rate as posted by the Internal Revenue Service of the United States as follows:

          1997:     $ 0.7394 U.S. /  $ 1.  CDN.
          1996:     $ 0.7334 U.S. /  $ 1.  CDN.
          1995:     $ 0.7284 U.S. /  $ 1.  CDN.

     Fair Value of Financial Instruments

     In accordance with the requirements of Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value Of Financial Instruments", the carrying amounts reported on the balance sheets for cash and cash equivalents, namely, "cash and short-term deposits", approximate their fair market value.

     Receivables and Prepaid Expenses

     All amounts reported as receivables or prepaid expenses and deposits have been recorded at their original values. There have been no amounts written off as bad debts or provided for as an allowance against the recovery of these assets.

     Capital Assets

          Air Terminal Construction Costs: Expenditures relating directly to the construction of the air terminal facility and related engineering and design have been recorded in the accounts of the Company at cost, net of amortization thereof which is provided on a straight-line basis over the 30 year term of the property lease.

          Furniture and Equipment: Furniture and equipment are stated at cost, net of amortization which is provided for at the rate of 20% per annum on the declining balance basis.

     Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In these financial statements, assets, liabilities and results of operations involve significant reliance on management's estimates. Actual results could differ from the use of those estimates.
                                 PRIME AIR INC.
                         (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  June 30, 1997 and December 31, 1996 and 1995

     3.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes

     The Company adopted Statement of Financial Accounting Standards No. 109, "Accounting For Income Taxes", in the fiscal year ended December 31, 1996 and has applied the provisions of that statement on a retroactive basis to the previous fiscal year which resulted in no significant adjustment.

     Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

     Deferred income taxes result from temporary differences in the recognition of accounting transactions for income tax and financial reporting purposes. There were no temporary differences at December 31, 1996 and earlier years and accordingly, no deferred tax liabilities have been recognized for all years.

     The Company had cumulative net operating loss carryforwards of approximately $640,000 at December 31, 1996 and $ 400,000 at December 31, 1995. No effect has been shown in the financial statements for these carryforwards as the likelihood of future tax benefit from such is not presently determinable. The potential income tax benefits of the net operating loss carryforwards of approximately $150,000 at December 31, 1996 and $95,000 at December 31, 1995 (based upon current income tax rates) have been offset by valuation reserves of the same amount. The net operating losses begin to expire in the year 1997.

4.    CAPITAL ASSETS

     Capital assets consist of the following at March 31, 1997, December 31, 1996 and December 31, 1995:
                                   June 30, 1997
                                                  Accumulated       Net Book
                                     Cost         Amortization       Value

Air terminal construction costs   $ 644,922           $ 32,017     $ 612,905

Furniture and equipment               5,262              1,347         3,915

                                  $ 650,184           $ 33,364     $ 616,820

                                               December 31, 1996
                                                  Accumulated       Net Book
                                     Cost         Amortization        Value

Air terminal construction costs    $ 639,490          $ 21,304     $ 618,186

Furniture and equipment                2,836               814         2,022

                                   $ 642,326          $ 22,118     $ 620,208
                            PRIME AIR INC.
                         (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 March 31, 1997 and December 31, 1996 and 1995

                                             December 31, 1995
                                                  Accumulated       Net Book
                                     Cost         Amortization       Value

Air terminal construction costs    $ 313,146      $      -         $ 313,146

     Furniture and equipment           1,530             306           1,224

                                   $ 314,676       $     306      $  314,370

5.    NOTES AND ADVANCES PAYABLE

The notes and advances payable are unsecured, non-interest bearing and are without specific terms of repayment.

6.   RELATED PARTY TRANSACTIONS

During the year ended December 31, 1996, the Company paid no remuneration to any director (year ended December 31, 1995: $16,265).

Directors have advanced funds to the Company in the amount of $ 25,522 to December 31, 1996 (1995: $28,344). These advances are unsecured, non-interest bearing and are without specific terms of repayment.

7.    CAPITAL STOCK

     Authorized:
          25,000,000 common shares with a
                       stated par value of $ .001/share
            3,000,000 preferred cumulative convertible shares
                       with a stated par value of $ .001/share

     Common Shares Issued:

                                    Number of Shares       Consideration
     To August 31, 1993
          - for cash                        300,000         $     300
     Prime Air Inc. share exchange
          - June 28, 1994                 2,700,000           350,296
     During year ended December 31, 1995
          - for cash                        562,550           131,756

     Balance at December 31, 1995         3,562,550           482,352


     During year ended December 31, 1996
          - for cash                      1,510,558           755,279
          - for consulting and related
            services                      1,483,673             1,483
                                          2,994,231           756,762

     Balance, December 31, 1996           6,556,781         1,239,114


                            PRIME AIR INC.
                         (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 March 31, 1997 and December 31, 1996 and 1995

7.      CAPITAL STOCK  (continued)

                                                        Number of Shares
   Consideration
     During the period ended
       March 31, 1997
           -shares-for-debt
             settlement (Note 8)            109,582            54,791
           -consulting and related
             services                       328,000               328
           -shares for debt
             settlements                    145,850            75,961

     Balance, June 30, 1997               7,140,213       $ 1,370,194


The directors of the Company have authorized the issue of up to a further 500,000 common shares in the form of a director, officer and employee stock options at a price to be determined. The granting of these options is subject to the receipt of regulatory approval.

In July, 1996, management of the Company voluntarily halted trading of its common shares based upon the conclusion that information concerning the history of the Company provided by former management may not have been complete. Adequate information was subsequently provided to the public by management and trading was recommenced on March 27, 1997. The Company is in the process of preparing a registration statement in connection with the proposed change of domicile (referred to in Note 1) to register all of the outstanding common shares of capital stock in the Company.

8.   SHARES-FOR-DEBT SETTLEMENT

The major supplier of flight operations services to the Canadian subsidiary corporation agreed to settle a portion of its outstanding account through the receipt of free-trading common shares of capital stock of the Company. The amount settled of $54,791 represents 109,582 common shares to be issued at a deemed price of $ 0.50 /share. The shares were issued in March, 1997.


9.   LEASE COMMITMENT

The Canadian subsidiary corporation has entered into an Airport Lease and Operating Agreement with The Corporation of the Village of Pemberton in British Columbia whereby it has been granted an exclusive and irrevocable lease over the lands and airport facilities associated with the Pemberton Airport. The term of the Lease and Operating Agreement, including extension options relating thereto, is for a total of 30 years with Terminal Rent payable as follows:

          $100 per annum for the initial six (6) years (1993 through 1998); and thereafter

    5% of gross receipts per annum derived from the operation of the Terminal Facilities, excluding amounts received in connection with the sale of airline tickets and other forms of transportation. The lease commitment amounts for 1999 through 2001 cannot be quantified as the amount of gross receipts for those years cannot be determined.
                            PRIME AIR, INC.
                          (a development stage company)

                              Financial Statements

                                 June 30, 1997



                               C O N T E N T S



Accountants' Report .................................................... 3


Balance Sheets ......................................................... 4


Statements of Operations ............................................... 5


Statements of Stockholders' Equity...................................... 6


Statements of Cash Flows ............................................... 7


Notes to the Financial Statements ...................................... 8





                             ACCOUNTANTS' REPORT





To the Board of Directors and Stockholders
Prime Air, Inc.



We have compiled the accompanying balance sheets of Prime Air, Inc. (a Nevada corporation) (a development stage company) as of June 30, 1997 and the related statements of income, stockholders' equity and cash flows for the period then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited the accompanying 1997 financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The financial statements for the year ended December 31, 1996 were audited by us and we expressed an unqualified opinion on them in our report dated April 23, 1997 but we have not performed any auditing procedures since that date.





Salt Lake City, Utah
August 18, 1997


Prime Air, Inc.
                        (a development stage company)
                                Balance Sheets



                                ASSETS


                                             June 30,       December 31,
                                              1997             1996
                                            (unaudited)      (audited)
CURRENT ASSETS

Cash                                       $        10    $        10


Total Current Assets                                10             10


OTHER ASSETS
 Organizational costs (Note 1)                     584            652


TOTAL ASSETS                              $        594    $       662




                   LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES

Accounts payable                          $      3,125    $       525
Accrued expenses                                   500            500
Total Current Liabilities                        3,625          1,025


STOCKHOLDERS' EQUITY
Preferred stock, 5,000,000 shares
 at $.001 par value; 0 shares outstanding            -               -
Common stock authorized 50,000,000 shares
 at $.001 par value, 10 shares issued and
 outstanding                                         1              1
Capital in excess of par value                       9              9
Retained earning (accumulated during
 the development stage)                         (3,041)          (373)

Total Stockholders' Equity                      (3,031)          (363)


TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                      $        594    $       662





                            Prime Air, Inc.
                     (a development stage company)
                        Statement of Operations
                         For the Periods Ended

                                                                For the Period
                                                                from Inception
                                                                  (November 8,
                              June 30,        December 31,       1996) to June
                                1997               1996            30, 1997
                            (unaudited)         (audited)        (unaudited)
REVENUE

Total Revenue               $         -       $      -            $        -


EXPENSES

General and Administrative
 Expense                             2,668           373               3,041

Total Expenses                       2,668           373               3,041


Net (loss) before provision
 for taxes                          (2,668)        (373)              (3,041)

Provision for Taxes (Note 1)             -           -                     -


Net income (loss)             $     (2,668)    $   (373)          $   (3,041)

Loss Per Share (Note 1)       $       (267)    $    (37)          $   (3,041)

Average shares outstanding              10           10                   10




                                Prime Air, Inc.
                         (a development stage company)
                       Statements of Stockholders' Equity




                                                         Capital in
                                  Common Stock            Excess of  Retained
                            Shares            Amount        Par        (Deficit)


Balance, November 8, 1996         -           -          $      -     $      -

Issuance of shares for cash
 at $1 per share                  10          1                9            -

Net (loss) for the year           -           -


Balance, December 31, 1996        10          1                9         (373)

Net (loss) for the period         -           -                -       (2,668)


Balance, June 30, 1997           10     $    1           $     9      $(3,041)


                                    Prime Air, Inc.
                             (a development stage company)
                               Statements of Cash Flows


                                                              For the Period

                                                              from Inception
                                                                (November 8,
                                       June 30,  December 31,  1996) to June
                                         1997       1996          30, 1997


CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                    $  (2,668)   $  (373 ) $  (3,041)
Items not requiring cash flow:
 Amortization                               68         23          91
 Increase in accrued expenses
  and accounts payable                   2,600      1,025       3,625


     Net Cash (Used) by
      Operating Activities                   -        675         675


CASH FLOWS FROM INVESTING ACTIVITIES

  Cash paid for:
   Organization costs                        -       (675 )      (675)

     Net Cash (Used) by
      Investing Activities                   -       (675 )      (675)


CASH FLOWS FROM FINANCING ACTIVITIES

  Issuance of common stock                   -         10           10

     Net Cash Provided by
      Financing Activities                   -         10           10

NET INCREASE (DECREASE) IN CASH      $       -   $     10    $      10

CASH AT BEGINNING OF PERIOD                 10          -            -

CASH AT END OF PERIOD                $      10   $     10    $      10

Supplemental Cash Flow Information
 Cash paid for:
   Interest                         $      -    $        -    $       -
   Taxes                                 $      -    $   -    $       -

                                         $      -    $        -   $       -





                                 PRIME AIR, INC.
                           (a development stage company)
                   Notes to the Consolidated Financial Statements

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Company was incorporated in the State of Nevada on November 8, 1996 as a wholly owned subsidiary of Prime Air, Inc. (Delaware). It is the intention of management of Prime Air, Inc. (Delaware) to merge with Prime Air, Inc. (Nevada) to effect a change of domicile to Nevada.

       Loss Per Share

       The computations of loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements.

       Provision for Income Taxes

       No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $3,000 as of June 30, 1997 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2011.

       Deferred tax asset:
         NOL carryforward        $      100

       Valuation allowance             (100)

       Total                     $       -

      Cash and Cash Equivalents

       For the purposes of the statements of cash flows, cash and cash equivalents are defined as demand deposits at banks and certificates of deposits with maturities less than three months.

       Organization Costs

       Organization costs of the Company are being amortized over 60 months. Total amortization costs for 1996 were $23. Total amortization for the three months in 1997 was $34.

       Development Stage Company

       The Company has yet to fully develop any material income from its stated primary objective and it is classified as a development stage company. All income, expenses, cash flows and stock transactions are reported since inception (November 8, 1996).

NOTE 2  - RELATED PARTY TRANSACTIONS

       During the year, the parent corporation has provided loans for operating cash for the organization of the Company. Total loans made to the Company during 1996 were $525. The loans are non-interest bearing and payable on demand.


                                 PRIME AIR, INC.
                           (a development stage company)
                   Notes to the Consolidated Financial Statements

  (continued)


NOTE 3 - USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements, assets, liabilities and earnings involve extensive reliance on management's estimates. Actual results could differ from those estimates.

                            PRIME AIR, INC.
                        (a development company)
                 PROFORMA CONSOLIDATED BALANCE SHEETS
                      (ALL FIGURES IN US DOLLARS)
                FOR THE SIX MONTHS ENDED JUNE 30, 1997

                              PRIME AIR PRIME AIR
ASSETS                        NEVADA    DELAWARE  ADJUSTMENTS    TOTAL

Cash and short term deposits                 $             10             $
104,200                                      $104,210
Share subscriptions receivable                                       20
   20
Prepaid expenses and deposit                              1,100       1,100
GST receivable                                            35,235
               35,235
TOTAL                            140,535                             140,535

CAPITAL ASSETS                             616,820                   616,820

OTHER ASSETS
Organizational costs                               584
     584


TOTAL                          $     594              $ 757,652
$758,246

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accruals                   $    3,125    $104,750
                  $107,875
Notes and advances payable(Note4)                    3,697          3,697
Notes and advances from
    related parties                                             500
               0                                               500

TOTAL                             3,625                   108,447
  112,072

STOCKHOLDERS' EQUITY
Preferred stock, 5,000,000 shares
   authorized, $.001 par value
   authorized, 0 shares issued
Common stock, 50,000,000 shares
   authorized, $.001 par value
   6,556,791 and 3,562,550 shares
   issued and outstanding                                  1
   7,140                     (1)                   7,140
Additional paid in capital
9               1,355,880                      1              1,355,890
Accumulated deficit
    during development stage                               (3,041)
  (713,815)                                      (716,856)

TOTAL                          $   594      $          757,652
                 $     758,246


                                                                         PRIME
AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                     PROFORMA CONSOLIDATED BALANCE SHEETS
                        (ALL FIGURES IN US DOLLARS)
                             DECEMBER 31, 1996


                                 PRIME AIR      PRIME AIR
                                  NEVADA         DELAWARE  ADJUSTMENTS   TOTAL
ASSETS

Cash and short term deposits   $      10     $    101,314          $   101,324
Share subscriptions receivable                      7,333                7,333
Prepaid expenses and deposits                      12,592               12,592
GST receivable                                     51,208               51,208
TOTAL                                             172,447              172,447

CAPITAL ASSETS                                    620,208              620,208

OTHER ASSETS
Organizational costs                 652                                   652


TOTAL                                662          792,655              793,317

LIABILITIES AND SHAREHOLDERS'
 EQUITY

CURRENT LIABILITIES
Accounts payable and accruals        500          158,174              158,674
Notes and advances payable
 (Note 4)                                           9,067                9,067
Notes and advances from related
 parties (Note 6)                    525           25,522               26,047
TOTAL                              1,025          192,763              193,788

STOCKHOLDERS' EQUITY
Preferred stock, 5,000,000 shares
 authorized, $.001 par value,
 0 shares issued
Common stock, 50,000,000 shares
 authorized, $.001 par value,
 6,556,791 shares issued and
 outstanding                           1            6,557        (1)     6,557
Additional paid in capital             9        1,232,557         1   ,232,567
Accumulated deficit during
 development stage                  (373)        (639,222)            639,595)

TOTAL                                662          792,655              793,317


                                PRIME AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                     PROFORMA CONSOLIDATED BALANCE SHEETS
                        (ALL FIGURES IN US DOLLARS)
                             DECEMBER 31, 1995


                               PRIME AIR    PRIME AIR
                                 NEVADA     DELAWARE    ADJUSTMENTS     TOTAL

ASSETS

Cash and short term deposits   $      0    $     4,575              $   4,575
Share subscriptions receivable                   7,284                  7,284
Prepaid expenses and deposit                     1,093                  1,093
GST receivable                                  17,012                 17,012
TOTAL                                           29,964                 29,964

CAPITAL ASSETS                                 314,370                314,370

OTHER ASSETS
Organizational costs                  0                                     0

TOTAL                                 0        344,334                344,334

LIABILITIES AND SHAREHOLDERS'
 EQUITY

CURRENT LIABILITIES
Accounts payable and accruals         0        230,803                230,803
Notes and advances payable
 (Note 4)                                        3,642                  3,642
Notes and advances from related
 parties (Note 6)                     0         28,344                 28,344
TOTAL                                 0        262,789                262,789

STOCKHOLDERS' EQUITY
Preferred stock, 5,000,000
 shares authorized, $.001 par
 value, 0 shares issued
Common stock, 50,000,000
 shares authorized, $.001 par
 value, 3,562,550 shares issued
 and outstanding                      0          3,563                  3,563
Additional paid in capital            0        478,788                478,788
Accumulated deficit during
 development stage                    0       (400,806)              (400,806)

TOTAL                                 0        344,334                344,334



                              PRIME AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (ALL FIGURES IN US DOLLARS)
                  FOR THE SIX MONTHS ENDED JUNE 30, 1997


                             PRIME AIR     PRIME AIR
                             NEVADA        DELAWARE   ADJUSTMENTS TOTAL
DIRECT COSTS
Flight operations

Administrative and general
Audit and accounting       $   2,600        $  6,699            $  9,299
Advertising                                       74                 74
Amortization                   $      68       11,065            11,133
Automotive
Consulting fees                            328                  328
Insurance                                       3,877             3,877
Interest and service
 charges                                          247               247
Legal                                          15,469            15,469
Management remuneration
Office and general                              6,904             6,904
Promotion and
 entertainment                                    752               752
Rent                                              296               296
Telephone and utilities                         7,299             7,299
Transfer agent                                  4,863             4,863
Travel                                         15,515            15,515
TOTAL                              2,668       73,388            76,056

OTHER INCOME (EXPENSE)
Gain (loss) on foreign
 exchange conversion                           (4,289)           (4,289)
Interest income                                 3,084             3,084

Net Loss                          (2,668)     (74,593)          (77,261)

Net loss per common
 share                              (267)         .01               .01

Weighted average common
 shares outstanding                   10    6,687,092          6,687,092

                                PRIME AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (ALL FIGURES IN US DOLLARS)
                     FOR THE YEAR ENDED DECEMBER 31, 1996


                               PRIME AIR      PRIME AIR
                                 NEVADA       DELAWARE   ADJUSTMENTS     TOTAL

DIRECT COSTS
Flight operations                           $    114,720             $114,720

Admininstrative and general                                                   0
Audit and accounting                              10,140               10,140
Advertising                                        9,017                9,017
Amortization                   $     373          21,809               22,182
Automotive                                                                  0
Consulting fees                                    7,156                7,156
Insurance                                          6,342                6,342
Interest and service
 charges                                           7,547                7,547
Legal                                             25,610               25,610
Management remuneration                                                     0
Office and general                                 5,728                5,728
Promotion and
 entertainment                                     2,702                2,702
Rent                                               2,399                2,399
Telephone and utilities                           14,865               14,865
Transfer agent                                     7,149                7,149
Travel                                            11,172               11,172
TOTAL                                373         131,636              132,009

OTHER INCOME (EXPENSE)
Gain (loss) on foreign
 exchange conversion                               5,581                5,581
Interest income                                    2,359                2,359
Net Loss                            (373)       (238,416)            (238,789)

Net loss per common
 share                               (37)             (0)                  (0)

Weighted average common
 shares outstanding                   10       5,624,974            5,624,984


                                PRIME AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (ALL FIGURES IN US DOLLARS)
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                               PRIME AIR     PRIME AIR
                               NEVADA        DELAWARE    ADJUSTMENTS     TOTAL

DIRECT COSTS
Flight operations

Admininstrative and general
Audit and accounting                         $   11,967             $  11,967
Advertising                                       9,017                 9,017
Amortization                                        306                   306
Automotive                                        4,369                 4,369
Consulting fees                                    (426)                 (426)
Insurance                                             0                     0
Interest and service
 charges                                            249                   249
Legal                                                 0                     0
Management remuneration                          16,265                16,265
Office and general                               11,319                11,319
Promotion and
 entertainment                                    7,649                 7,649
Rent                                              4,095                 4,095
Telephone and utilities                           7,385                 7,385
Transfer agent                                    4,080                 4,080
Travel                                            4,495                 4,495
TOTAL                                            71,830                71,830

OTHER INCOME (EXPENSE)
Gain (loss) on foreign
 exchange conversion                                564                   564
Interest income                                       0                     0

Net Loss                                        (71,266)              (71,266)

Net loss per common
 share                                               (0)                   (0)

Weighted average common
 shares outstanding                           3,193,273             3,193,273


                               PRIME AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                PROFORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (ALL FIGURES IN US DOLLARS)
                      FOR THE PERIOD ENDED JUNE 30, 1997



                               PRIME AIR    PRIME AIR
                               NEVADA       DELAWARE  ADJUSTMENTS TOTAL

NET INFLOW (OUTFLOW) OF CASH
 RELATED TO THE FOLLOWING
 ACTIVITIES

NET LOSS                     $  (2,668)     $(74,593)          $(77,261)
NON CASH CHARGE-AMORTIZATION        68        11,065             11,133
CHANGE IN NON CASH WORKING
 CAPITAL BALANCES RELATING
 TO OPERATIONS                   2,600       (25,968)           (23,368)
  TOTAL                            0         (89,496)           (89,496)

FINANCING ACTIVITIES
NOTES AND ADVANCES PAYABLE                    (5,370)            (5,370)
NOTES AND ADVANCES FROM
 RELATED PARTIES                             (25,522)           (25,522)
ISSUANCE OF CAPITAL STOCK                    131,019            131,019
  TOTAL                              0       100,127            100,127

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS          0        (7,677)            (7,677)
  TOTAL

NET CASH INFLOW (0UTFLOW)            0         2,954              2,954

CASH, BEGINNING OF PERIOD           10       101,314            101,324

CASH, END OF PERIOD                 10       104,268            104,278

                                PRIME AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                PROFORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (ALL FIGURES IN US DOLLARS)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                               PRIME AIR     PRIME AIR
                               NEVADA        DELAWARE    ADJUSTMENTS     TOTAL

NET INFLOW (OUTFLOW) OF CASH
 RELATED TO THE FOLLOWING
 ACTIVITIES

NET LOSS                      $    (373)    $  (238,416)
NON CASH CHARGE-AMORTIZATION         23          21,809            $   21,832
CHANGE IN NON CASH WORKING
 CAPITAL BALANCES RELATING
 TO OPERATIONS                    1,025        (216,607)             (215,582)
  TOTAL                             675        (334,980)             (334,305)

FINANCING ACTIVITIES
NOTES AND ADVANCES PAYABLE                        5,425                 5,425
NOTES AND ADVANCES FROM
 RELATED PARTIES                                 (2,822)               (2,822)
ISSUANCE OF CAPITAL STOCK            10         756,763               756,773
  TOTAL                              10         759,366               759,376

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS        (675)       (327,647)             (328,322)
  TOTAL

NET CASH INFLOW (0UTFLOW)            10          96,739                96,749

CASH, BEGINNING OF PERIOD             0           4,575                 4,575

CASH, END OF PERIOD                  10         101,314               101,324


                                 PRIME AIR, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                PROFORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (ALL FIGURES IN US DOLLARS)
                    FOR THE YEAR ENDED DECEMBER 31, 1995


                               PRIME AIR     PRIME AIR
                               NEVADA        DELAWARE    ADJUSTMENTS     TOTAL

NET INFLOW (OUTFLOW) OF CASH
 RELATED TO THE FOLLOWING
 ACTIVITIES

NET LOSS                                     $  (71,266)           $  (71,266)
NON CASH CHARGE-AMORTIZATION                         306                  306
CHANGE IN NON CASH WORKING
 CAPITAL BALANCES RELATING
 TO OPERATIONS                                   208,589              205,589
  TOTAL                                          137,629              137,629

FINANCING ACTIVITIES
NOTES AND ADVANCES PAYABLE                            (5)                  (5)
NOTES AND ADVANCES FROM
 RELATED PARTIES                                  28,344               28,344
ISSUANCE OF CAPITAL STOCK                        131,755              131,755
  TOTAL                                          160,094              160,094

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS                     (302,017)            (302,017)
  TOTAL

NET CASH INFLOW (0UTFLOW)                         (4,294)              (4,294)

CASH, BEGINNING OF PERIOD                          8,869                8,869

CASH, END OF PERIOD                                4,575                4,575


                                   PRIME AIR, INC.
                           (A Development Stage Company)
                NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 December 31, 1996

1.  Proforma Financial Statements

          The proforma financial statements of Prime Air, Inc. (Nevada) are presented to show the results of a proposed merger between Prime Air, Inc. (Delaware) and Prime Air, Inc. (Nevada). The proposed merger between the two companies is presented in the "Plan and Agreement of Merger" dated March 10, 1997. The merger documents call for a stock for stock exchange of Prime Air, Inc. (Delaware) for Prime Air, Inc. (Nevada), the latter being the surviving corporation.

          The financial statements are presented as if 100% of the stock were exchanged.

          The financial statements are presented as if the companies were merged as of March 31, 1997 and December 31, 1996 with comparable figures for December 31, 1995.

2.  Incorporation and Principles of Consolidation

          Prime Air, Inc. (Delaware) was incorporated under the laws of the State of Delaware, USA on April 4, 1995 and acquired all of the assets, liabilities and shareholders of a previous Utah Corporation of the same name.  The Utah Corporation was Incorporated on August

          30, 1993 as Astro Enterprises, Inc. On June 28, 1994, pursuant to appropriate shareholder agreements, Astro Enterprises, Inc. acquired all of the outstanding shares of Prime Air, Inc. (a Canadian Corporation) in exchange for shares of its capital stock on a

          .787796 to 1 basis, thereby providing the shareholders of Prime Air,

          Inc. with 90% of the outstanding capital stock of Astro Enterprises,

          Inc.  Astro Enterprises, Inc. then changed its name to Prime Air,

          Inc.  Upon incorporation of the Delaware Company, the Utah

          Corporation was dissolved on May 15, 1995.

          On November 10, 1995, Prime Air, Inc. (a Nevada corporation) was formed, the purpose of which will be to change the domicile of the Company to the State of Nevada. Prime Air, Inc. (Nevada) is a

          wholly- owned subsidiary of Prime Air, Inc. (Delaware); however, to

          December 31, 1996 it has engaged in no activities except in relation to the organization of that entity.

          These consolidated financial statements include the accounts of the Company and its wholly-owned operating subsidiary, Prime Air, Inc. (the Canadian Corporation).

3.  Nature of Operations/Going Concern Considerations

          The Company is presently in it developmental stage and currently has minimal sources of revenue to provide incoming cash flows to sustain future operations. The Company's present activities relate to the construction and ultimate exclusive operation of an international passenger and cargo air terminal facility in the Village of

          Pemberton, British Columbia and the operation of scheduled flight services between that facility and certain major centers in Canada and the United States in conjunction with Voyageur Airways Limited.


                            PRIME AIR, INC.
                           (A Development Stage Company)
                NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 December 31, 1996


3.  Nature of Operations/Going Concern Considerations (Continued)

         Terminal building construction was substantially completed in May
1996.
         The future successful operation of the Company is dependent upon its ability to obtain the financing required to complete the terminal construction and commence operation thereof on an economically viable basis.


4.  Significant Accounting Policies

          Capital Assets

          Air Terminal Construction Costs: Expenditures relating directly to the construction of the air terminal facility and relate engineering and design have been recorded in the accounts of the Company at cost, net of amortization thereof which is provided on a straight-line basis over the 30 year term of the property lease.

          Furniture and Equipment: Furniture and equipment are stated at cost, net of amortization which is provided at the rate of 20% per annum on the declining balance basis.

          Reporting Currency All amounts in these consolidated financial statements are reported in U.S. funds being converted from Canadian funds were applicable at the average annual rate as posted by the Internal Revenue Service of the United States as follows:

                    1996:   $0.7334 U.S./ $1. CDN
                    1995:   $0.7284 U.S./ $1. CDN


5.  Notes and Advances Payable

          The notes and advances payable are unsecured, non-interest bearing and are without specific terms of repayment.


6.  Related Party Transactions

          During the year ended December 31, 1996, the Company paid no remuneration to any director (period ended December 31, 1995:
          $16,265).

          A director has advanced funds to the Company in the amount of

          $18,169 to December 31, 1996.  These advances are unsecured, non-

          interest bearing and are without specific terms of repayment.

7.  Capital Stock

          The directors of the Company have authorized the issue of up to 500,000 common shares in the form of a director, officer and employee stock options at a price to be determined.  The granting of these options is subject to the receipt of regulatory approval.
                            PRIME AIR, INC.
                           (A Development Stage Company)
                NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 December 31, 1996

7.  Capital Stock (continued)

               In July 1996, management of the Company voluntarily halted trading of its common shares based upon the conclusion that information concerning the history of the Company provided by former management may not have been complete. The Company is in the process of preparing a registration statement in connection with the proposed change of domicile (referred to in Note 1) to register all of the outstanding common shares of capital stock of the Company.

8.  Lease Commitment

          The Canadian subsidiary corporation has entered into an Airport

          Lease and Operating Agreement with The Corporation of the Village of Pemberton in British Columbia whereby it has been granted an exclusive and irrevocable lease over the lands and airport facilities associated with the Pemberton Airport.  The term of the

          Lease and Operating Agreement, including extension options relating thereto, is for a total of 30 years with Terminal Rent payable as follows:

                    - $100 per annum for the initial six (6) years; and thereafter

                    - 5% of gross receipts per annum derived from the operation of the Terminal Facilities, excluding amounts received in connection with the sale of airline tickets and other forms of transportation.

9.  Interim Financial Statements

 The Company has presented financial information for the quarter ended march 31,1997 as additional supplemental information for comparison to the financial statements of December 31, 1996 and 1995. Management believes it has made all necessary adjustments to present an accurate financial statement for the quarter. Results of this quarter are not indicative of a full year's operations.




                             APPENDIX "A"
                     PLAN AND AGREEMENT OF MERGER
                                  OF
                            PRIME AIR, INC.
                       (A DELAWARE CORPORATION)
                                 INTO
                            PRIME AIR, INC.
                        (A NEVADA CORPORATION)

 Plan and Agreement of Merger (hereinafter called "Agreement of Merger") dated this 10th day of March
1997, by and between Prime Air, Inc., a corporation organized and existing under the laws of the State of Delaware
(hereinafter sometimes referred to as "Prime Air (Del)") and Prime Air, Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as "Prime Air (NV)"). These two parties are herein sometimes referred to collectively as the "merging corporations, " witnesseth:

 WHEREAS, Prime Air (Del) wishes to merge into Prime Air (NV); and

 WHEREAS, Section 251 of the Delaware General Corporation Law and Section 92A.190 of the Nevada
Revised Statutes each authorizes the merger of Prime Air (Del) and Prime Air (NV);

 NOW, THEREFORE, the merging corporations have agreed, and do hereby agree, each with the other in consideration of the premises and the mutual agreements, provisions, covenants and grants herein contained and in accordance with the laws of the States of Delaware and Nevada, that Prime Air
(Del) and Prime Air (NV) be merged
into a single corporation and that Prime Air (NV) shall be the continuing and surviving corporation and do hereby agree upon and prescribe that the terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the presently outstanding shares of Prime Air (Del) into the shares of Prime Air (NV) are and shall be hereinafter set forth:

                               Article I
Manner of Conversion of Shares; Assumption of Stock Options and Warrants

 (a) The manner and basis of converting the shares of Prime Air (Del) into shares of Prime Air (NV) are as follows: at the effective time of the merger, each share of common stock of Prime Air (Del) shall thereupon be converted into one share of Prime Air (NV). Each holder of outstanding common stock of Prime Air (Del) upon surrender to Prime Air (NV) of one or more certificates for such shares for cancellation shall be entitled to receive one or more certificates for the number of shares of common stock of Prime Air
(NV) represented by the certificates of
Prime Air (Del) so surrendered for cancellation by such holder. Until so surrendered, each such certificate representing outstanding shares of common stock of Prime Air (Del) shall represent the ownership of the appropriate number of shares of Prime Air (NV) for all corporate and legal purposes.

 (b) The obligations of Prime Air (Del) pursuant to warrants and options to sell shares of common stock which are unexercised at the effective time will be assumed by Prime Air (NV) and such warrants and options will thereafter be exercisable for shares of common stock of Prime Air (NV) on the basis of the conversion ratio set forth in subparagraph (a) above. Except for the substitution of shares described above, all of the terms and provisions of such assumed warrants and options shall remain unchanged.

                              Article II
                            Effective Time

 The effective time of the merger shall be upon the latter of the filing of the Agreement of Merger (or a certificate in lieu thereof) in accordance with Section 251 of the Delaware General Corporation Law with the
Secretary of State of Delaware and the filing of the Agreement of Merger (or a certificate in lieu thereof) in accordance with Section 92A.240 of the Nevada Revised Statutes with the Secretary of State of Nevada. Prior to said date, this Agreement of Merger shall (1) have been submitted to and approved by the board of directors of each of the merging corporations; and (2) have been approved by the stockholders of each of the merging corporations in accordance with law.

                              Article III
                           Effect of Merger

 When the merger shall have been effected:

          (i)       The merging corporations shall be a single corporation.

         (ii)      The separate existence of Prime Air (Del) shall cease.
         (iii)          Prime Air (NV) shall have all rights, privileges,
                    immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under
Nevada law.

        (iv)      Prime Air (NV) shall thereupon and thereafter possess
                          all the rights, privileges, immunities and
franchises of a public
                          as well as of a private nature of each of the
merging corporations
                          and all property, real, personal and mixed, and all
debts due on
                          whatever account, including subscriptions to shares
and all other
                          choses in action, and all and every other interest
of and
                          belonging to or due to each of the merging
corporations shall be
                          taken and deemed to be transferred to and vested in
Prime Air
                          (NV) without further act or deed, and the title to
any real estate
                  or any interest therein vested in either of the merging
                          corporations shall not revert or be in any way
impaired by reason
                          of the merger.

             (v)       Prime Air (NV) shall thenceforth be responsible and
                          liable for all the liabilities and obligations of
each of the merging
               corporations and any claim existing or action or proceeding pending by or against either of the merging
corporations may be
                          prosecuted to judgment as if such merger had not
taken place, or
                          Prime Air (NV) may be substituted in its place.
Neither the
                          rights of creditors nor any liens upon the property
of either of the
                          merging corporations shall be impaired by reason of
the merger.

          (vi)      After the effective time of the merger, the earned
                          surplus of Prime Air (NV) shall equal the aggregate
of the
                          earned surpluses of the merging corporations
immediately prior
               to the effective time of the merger.  The earned surplus
                          determined as above provided shall continue to be
available for
                          payment of dividends by Prime Air (NV).

                     (vii)          Except as amended herein, the certificate of
                               incorporation of Prime Air (NV) as in effect on
the date of the
                               merger provided for in this Agreement of
Merger, shall continue
                               in full force and effect as the certificate of
incorporation of the
                               corporation surviving  this merger.

                     (viii) The bylaws of Prime Air (NV) as they shall exist on the effective date of this Agreement of Merger
shall be and remain
                               the bylaws of the surviving corporation until
the same shall be
                               altered, amended or repealed as therein provided.

             (ix) The directors and officers of Prime Air (NV) shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected
and qualified.
                          Prime Air (NV) shall assume the existing employment agreements of Prime Air (Del) with its officers at the effective
                          date.

                              Article IV
         Service of Process; Rights of Dissenting Shareholders

 Prime Air (NV) hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Prime Air (Del), and in any proceeding for the enforcement of any obligation of Prime Air (NV) arising from this merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of Title 8 of the Delaware General Corporation Law. Prime Air (NV) irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such proceeding. The address to which a copy of the process may be mailed is 8598 112 Street, Ft. Saskatchewan, Alberta, Canada T8L 3V8. Prime Air (NV) will promptly pay to the shareholders of Prime Air (Del) the amount, if any, to which they shall be entitled under the provisions of Section 262 of Title 8 of the Delaware General Corporation Law with respect to the rights of shareholders demanding appraisal of the fair value of their shares.

                               Article V
                              Termination

 (a) If, at any time prior to the effective date hereof, events or circumstances occur which in the opinion of a majority of the board of directors of either constituent corporation renders it inadvisable to consummate the merger, this Agreement of Merger shall not become effective even though previously adopted by the shareholders of the corporation as herein before provided. The filing of the merger documents shall conclusively establish that no action to terminate this plan has been taken by the board of directors of either corporation.

 (b) Prime Air (NV) shall have the right to terminate this Agreement of Merger if shareholders of Prime
Air (Del) owning in excess of five percent (5%) of the outstanding shares of common stock of Prime Air (Del) shall exercise their appraisal rights pursuant to the provisions of Section 262 of Title 8 of the Delaware General
Corporation Law. The filing of the merger documents by Prime Air (NV) shall conclusively establish that no action to terminate this plan has been taken by the board of directors of such entity.

                              Article VI
                               Amendment

 The boards of directors of the constituent corporations may amend this Agreement of Merger at any time prior to the filing of the Agreement of Merger (or a certificate in lieu thereof) with the State of Delaware or the State of Nevada, provided that an amendment made subsequent to the adoption of the Agreement of Merger by the stockholders of any constituent corporation shall not (1) alter or change the amount of any kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, except to correct manifest error as may be permitted by law; (2) alter or change any term of the certificate of incorporation of the surviving corporation to be effected by the merger; or (3) alter or change any of the other terms and conditions of the Agreement of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation.

 IN WITNESS WHEREOF, Prime Air (NV) and Prime Air (Del) have caused this Plan and Agreement of
Merger to be signed by their respective presidents and secretaries in accordance with the requirements of Section
92A.230 of the Nevada Revised Statutes and Section 251 of the Delaware General Corporation Law, all as of the day and year first above written.

                               Prime Air, Inc.
Attest:                                  (A Delaware Corporation)



/s/ Gregory Duffy                        By/s/ Royle Smith
Gregory Duffy, Secretary                           Royle Smith, President


                               Prime Air, Inc.
Attest:                                  (A Nevada Corporation)



/s/ Gregory Duffy                        By/s/ Royle Smith
Gregory Duffy, Secretary                           Royle Smith, President





                             APPENDIX "B"

        DELAWARE CORPORATION LAW, SECTION 262, APPRAISAL RIGHTS

 (a) any stockholder of a corporation of this State who holds shares of common stock on the date of the making of a demand pursuant to the provisions of subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection (d) of this Section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to 228 of this Chapter shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this Section. As used in this Section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a non-stock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a non-stock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

 (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Sections 251 (other than a corporation which has in its certificate of incorporation the provision required by subsection
(g)(7)(i) of Section 251 of this title), 252, 254,
257, 258, 263, 264 of this Chapter;

      (1) provided, however that no appraisal rights under this Section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system the National Association of Securities Dealers,
Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this Chapter.

      (2) Notwithstanding the provisions of subsection (b)(1) of this Section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257,
257, 263 and 264 of this Chapter to accept for such stock anything except (i) shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or fractional depository receipts described in the foregoing clauses
(i) and (ii); or (iv) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares, or fractional depository receipts described in the foregoing clauses (i), (ii) and (iii) of this subsection.

      (3) In the event of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this Chapter is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

 (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this
Section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this Section, including those set forth in subsections (d) and
(e), shall apply as nearly as practicable.

 (d)  Appraisal rights shall be perfected as follows:

      (1) If a proposed merger or consolidation for which appraisal rights are provided under this
Section is to be submitted for approval at the meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or
(c) hereof that appraisal rights are
available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this Section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with the provisions of this subsection ans has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

      (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this Section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within twenty days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided that, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the close of business on the day next preceding the day on which the notice is given.

 (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with the provisions or subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

 (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated.
Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publications as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the cost thereof shall be borne by the surviving or resulting corporation.

 (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with the provisions of this Section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

 (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this Section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this Section.

 (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or any other state.

 (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

 (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this Section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distribution payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this Section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provide in subsection (e) of this Section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

 (l) The shares of the surviving or resulting corporation into which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.